UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09297

Nuveen Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 October 2020

Nuveen Municipal Closed-End Funds

NAD Nuveen Quality Municipal Income Fund

NEA Nuveen AMT-Free Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority – which determines whether the government will be under split control or a Democrat majority – rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

Portfolio Manager’s Comments
Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Christopher L. Drahn, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds.
During August 2020, the Nuveen Maryland Quality Municipal Income Fund (NMY) was approved for merger into Nuveen Quality Municipal Income Fund (NAD) by the Funds’ Board of Trustees. The merger is pending shareholder approval.
During August 2020, the Nuveen Michigan Quality Municipal Income Fund (NUM) was approved for merger into Nuveen AMT-Free Quality Municipal Income Fund (NEA) by the Funds’ Board of Trustees. The merger is pending shareholder approval.
During May 2019, the Board of Trustees approved the merger of the Nuveen Texas Quality Municipal Income Fund (NTX) into the acquiring Fund, the Nuveen Quality Municipal Income Fund (NAD) and the Nuveen North Carolina Quality Municipal Income Fund (NNC) into the acquiring Fund the Nuveen AMT-Free Quality Municipal Income Fund (NEA). Shareholders approved the merger of NNC into NEA during October 2019 and the mergers were completed prior to the open of business on November 18, 2019. Shareholders approved the merger of NTX into NAD during January 2020 and the mergers were completed prior to the open of business on February 18, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S.-China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.

Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019 and into early 2020, then suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows subsequently turned positive again, bringing year-to-date flows through October 2020 back into positive territory. Demand has been resilient even though municipal defaults, as expected, have increased somewhat in 2020. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Additionally, while municipal credit ratings remain under pressure given the uncertain economic outlook, a wave of downgrades has not materialized. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2020, and how did these strategies influence performance?
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
Despite historic volatility in the municipal market during March and April 2020, municipal bond performance was positive over the twelve-month reporting period overall. High grade municipal yields fell, in concert with a steep drop in Treasury yields as the U.S. economy fell into a deep recession amid the virus lockdown. The decline was more dramatic at the short end of the municipal yield

Portfolio Manager’s Comments (continued)
curve, which steepened the yield curve over the reporting period. Demand for municipal bonds recovered after the March-April sell-off, with mutual fund inflows resuming a positive trend (although more so for high grade than high yield municipal funds) and the market absorbing significant supply. With demand normalizing, high grade municipal bonds have made a full recovery from the March-April 2020 panic, while high yield credit spreads have narrowed meaningfully but remained wider than where they began the reporting period.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. In the more normal market conditions of the first four months of the reporting period, we continued to reinvest the proceeds of called and maturing bonds. For example, both Funds had held legacy Buckeye Tobacco Settlement bonds, which the state of Ohio refunded in March 2020. We used some of the proceeds to buy the new issue replacement bonds. Opportunities for tax loss swapping began in earnest with the sell-off in March and April 2020. This tactic generally entailed selling depreciated bonds with lower book yields and buying similarly structured bonds at the higher yields now available in the marketplace. This approach was implemented to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient. Both NAD and NEA engaged in these one-for-one bond trades, most of which occurred in May and June 2020. As the market rebounded through the summer, the opportunity dissipated to a greater extent.
The overall sector weightings in the Funds remained relatively stable over the reporting period. Although certain sectors and ratings categories were hit harder than others in the March-April sell-off, the Funds generally sought to maintain allocations to such sectors, and occasionally added incremental and opportunistic exposure. Over the course of this reporting period, the two Funds reduced weightings in pre-refunded bonds and added incrementally to sectors where spreads had widened, such as health care, toll roads and tax-backed. The Funds’ overall credit profiles were also generally unchanged over the reporting period. NAD added slightly to A and BBB rated bonds at the expense of AA rated debt, while NEA did not have significant changes.
As of October 31, 2020, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns at net asset value (NAV) for the period ended October 31, 2020. Each Fund’s total returns at NAV are compared with the performance of a corresponding market index.
For the twelve months ended October 31, 2020, the total returns on common share NAV for NAD underperformed the returns for the national S&P Municipal Bond Index and the secondary benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index while NEA outperformed both the national index and the secondary benchmark.
The Funds’ performance fell into negative territory in the first six months of the reporting period, but rebounded and had relatively stronger performance in the second half of the reporting period. The main factors influencing the Funds’ relative performance during this reporting period were yield curve and duration positioning, credit quality allocation and sector allocation. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
After the turmoil of the March-April 2020 period, yields fell somewhat more uniformly across the high grade (AAA rated) municipal yield curve over the second half of the reporting period, such that the entire curve was lower in yield when viewed over a full twelvemonth timeframe. Generally, longer duration bonds performed better in this reporting period. NAD and NEA are generally overweighted in longer duration bonds relative to the S&P Municipal Bond Index, which was a positive contributor to relative performance.

For the reporting period overall, the high grade (AAA and AA) ratings categories generally performed the best, although credit spreads did generally grind somewhat tighter and helped lower grade performance over the second half of the reporting period. Relative to the S&P Municipal Bond Index, NAD and NEA are overweighted in the A and BBB ratings categories, and their main underweights are those AAA and AA categories. The underweights to the high grade segments relative to the general market were detrimental to relative performance for the full reporting period, but those segments generally did rebound in the second half (last six months) of the reporting period.
On a sector basis, both Funds’ underweight and security selection in the strong performing tax-supported sector (particularly general obligations) was a negative factor for relative performance. NAD’s overweight in the airport sector also detracted from relative performance. Although NEA was overweight in the weaker performing transportation sector (broadly defined), the Fund actually benefited overall from a greater emphasis on and security selection in the better performing toll road segment.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage had a negligible impact on the performance of NAD and a positive impact on the performance of NEA over this reporting period.
As of October 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAD	NEA
Effective Leverage*	37.48%	37.54%
Regulatory Leverage*	35.77%	35.64%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD	$1,224,500,000	$ 632,000,000	$1,856,500,000
NEA	$ 663,500,000	$1,728,300,000	$2,391,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2019	$0.0535	$0.0535
December	0.0535	0.0535
January	0.0535	0.0535
February	0.0535	0.0535
March	0.0535	0.0535
April	0.0535	0.0535
May	0.0570	0.0565
June	0.0570	0.0565
July	0.0570	0.0565
August	0.0570	0.0565
September	0.0570	0.0565
October 2020	0.0595	0.0585
Total Distributions from Net Investment Income	$0.6655	$0.6620

Yields
Market Yield*	4.94%	4.90%
Tax-Equivalent Yield*	8.35%	8.28%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of October 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	21,160,000	27,855,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of October 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NAD	NEA
Common share NAV	$15.75	$15.50
Common share price	$14.44	$14.33
Premium/(Discount) to NAV	(8.32)%	(7.55)%
12-month average premium/(discount) to NAV	(9.21)%	(8.80)%

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	3.27%	5.21%	6.25%
NAD at Common Share Price	4.89%	5.86%	6.00%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
NAD Custom Blended Fund Performance Benchmark(1)	3.45%	3.86%	4.13%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

(1)
The Blended Index consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.4%
Investment Companies	0.0%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	158.4%
Floating Rate Obligations	(2.8)%
AMTP Shares, net of deferred
offering costs	(16.4)%
MFP Shares, net of deferred
offering costs	(20.3)%
VRDP Shares, net of deferred
offering costs	(18.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.6%
AAA	1.9%
AA	16.1%
A	41.4%
BBB	19.6%
BB or Lower	6.8%
N/R (not rated)	3.6%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	28.2%
Health Care	17.1%
Tax Obligation/Limited	13.9%
U.S. Guaranteed	10.5%
Tax Obligation/General	9.4%
Utilities	6.4%
Other	14.5%
Total	100%

States and Territories
(% of total municipal bonds)
Texas	14.2%
Illinois	10.9%
California	8.6%
Colorado	7.1%
Florida	6.0%
New York	5.7%
Ohio	4.3%
Pennsylvania	3.0%
South Carolina	3.0%
New Jersey	3.0%
Missouri	2.9%
Washington	2.4%
Louisiana	2.2%
Arizona	2.0%
Virginia	2.0%
Michigan	1.7%
Oregon	1.5%
Other[1]	19.5%
Total	100%

(1)	See Portfolio of Investments for details on “other” States and Territories.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of October 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	3.84%	5.66%	5.58%
NEA at Common Share Price	5.74%	6.85%	5.22%
S&P Municipal Bond Index	3.55%	3.68%	4.05%
NEA Custom Blended Fund Performance Benchmark(1)	3.45%	3.86%	4.13%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

(1)
The Blended Index consists of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter: 1) 80% of the return of the S&P Municipal Bond Investment Grade Index and 2) 20% of the return the S&P Municipal Bond High Yield Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.5%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering costs,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	157.6%
Floating Rate Obligations	(2.4)%
AMTP Shares, net of deferred
offering costs	(3.3)%
MFP Shares, net of deferred
offering costs	(22.2)%
VRDP Shares, net of deferred
offering costs	(29.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	13.1%
AAA	2.5%
AA	20.7%
A	35.0%
BBB	18.0%
BB or Lower	7.0%
N/R (not rated)	3.7%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.1%
Transportation	16.0%
Tax Obligation/Limited	15.1%
U.S. Guaranteed	13.1%
Tax Obligation/General	11.6%
Education and Civic Organizations	6.0%
Water and Sewer	5.4%
Utilities	5.3%
Other	6.4%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	12.4%
Texas	7.7%
Colorado	7.0%
California	6.5%
North Carolina	5.5%
New York	5.4%
Florida	4.8%
Ohio	4.5%
New Jersey	3.8%
Michigan	3.6%
Pennsylvania	3.1%
South Carolina	2.7%
Missouri	2.6%
Georgia	2.5%
Indiana	2.0%
Washington	2.0%
Wisconsin	2.0%
Virginia	1.9%
Other[1]	20.0%
Total	100%

(1)	See Portfolio of Investments for details on “other” States and Territories.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NAD and NEA. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NAD		NEA
	Common and	Preferred	Common and	Preferred
	Preferred	shares	Preferred	shares
	shares voting	voting	shares voting	voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John K. Nelson
For	155,954,789	—	217,292,732	—
Withhold	28,599,906	—	24,570,284	—
Total	184,554,695	—	241,863,016	—
Terence J. Toth
For	165,083,302	—	226,426,826	—
Withhold	19,471,393	—	15,436,190	—
Total	184,554,695	—	241,863,016	—
Robert L. Young
For	165,912,623	—	226,997,090	—
Withhold	18,642,072	—	14,865,926	—
Total	184,554,695	—	241,863,016	—
William C. Hunter
For	—	18,565	—	211,918
Withhold	—	—	—	5,000
Total	—	18,565	—	216,918
Albin F. Moschner
For	—	18,565	—	216,918
Withhold	—	—	—	—
Total	—	18,565	—	216,918

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Quality Municipal Income Fund
Nuveen AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, the results of their operations and the cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 28, 2020

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.4% (100.0% of Total Investments)
	Alabama – 1.4% (0.9% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$ 5,000	5.000%, 10/01/33 – AGM Insured (AMT)	10/27 at 100.00	BBB+	$ 5,998,250
5,455	5.000%, 10/01/34 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,530,453
5,550	5.000%, 10/01/35 – AGM Insured (AMT)	10/27 at 100.00	BBB+	6,622,815
17,500	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	23,997,575
	5.000%, 9/01/46
4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	4,574,545
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
37,670	Total Alabama			47,723,638
	Alaska – 0.7% (0.4% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,746,516
3,400	5.000%, 1/01/25 (AMT)	No Opt. Call	Baa2	3,853,594
1,000	5.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,121,950
1,075	5.000%, 1/01/29 (AMT)	7/25 at 100.00	Baa2	1,197,443
300	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	331,470
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
145	4.625%, 6/01/23	11/20 at 100.00	A1	145,036
14,500	5.000%, 6/01/32	11/20 at 100.00	B3	14,503,625
22,000	Total Alaska			22,899,634
	Arizona – 3.2% (2.0% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,014,153
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,835,975
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,301,260
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A	1,564,589
2,500	5.000%, 7/01/32	7/22 at 100.00	A	2,617,600
2,335	5.000%, 7/01/36	7/22 at 100.00	A	2,436,246
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	13,195,066
	Refunding Series 2016A, 4.000%, 1/01/36
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2019A:
5,500	4.000%, 7/01/44	7/29 at 100.00	A	6,073,375
2,000	4.000%, 7/01/49	7/29 at 100.00	A	2,193,260
3,165	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	3,717,071
	Series 2019B, 5.000%, 7/01/44 (AMT)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	A+	14,788,197
	Series 2017A, 5.000%, 7/01/47 (AMT)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	A+	6,947,220
	Series 2018, 5.000%, 7/01/48 (AMT)
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion	No Opt. Call	AA	10,635,590
	Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding	12/25 at 100.00	AA	$ 1,086,400
	Series 2015, 4.000%, 12/01/38 – AGM Insured
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	BBB+	652,850
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	33,122,445
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	A2	1,257,245
	University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
87,565	Total Arizona			106,438,542
	Arkansas – 0.2% (0.1% of Total Investments)
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	4,009,960
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	2,249,054
	4.875%, 12/01/43
6,055	Total Arkansas			6,259,014
	California – 13.4% (8.6% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	930,379
	1999A, 0.000%, 10/01/37 – NPFG Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	A2	2,682,718
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	6,340,406
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,920,203
95	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	67,310
105	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	81,332
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	11,148,800
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	3,923,115
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	A2	760,170
	Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation
	Bonds, Series 2007B:
60	0.000%, 8/01/32 (ETM)	No Opt. Call	A2 (4)	49,817
1,640	0.000%, 8/01/32	No Opt. Call	A2	1,293,583
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A3	3,006,555
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A3	3,442,361
7,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	8,157,240
	Health, Refunding Series 2016B, 5.000%, 11/15/46
22,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	26,705,342
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	2,527,912
	Health, Series 2018A, 4.000%, 11/15/42
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	781,589
	System, Series 2013A, 5.000%, 7/01/37
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
790	9.284%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	890,133
825	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	929,668
2,140	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	2,411,502

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	$ 5,669,650
	Series 2018A, 5.000%, 12/31/47 (AMT)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,721,055
	2017A, 5.000%, 2/01/42
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	916,207
	Series 2013I, 5.000%, 11/01/38
2,100	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	11/20 at 100.00	AA–	2,107,644
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	537,480
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	6,492,900
3,070	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	3,377,982
5,480	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	6,197,058
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
1,390	5.750%, 7/01/30 (6)	11/20 at 100.00	N/R	1,279,517
3,809	5.500%, 7/01/39 (6)	11/20 at 100.00	N/R	3,504,131
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2	4,614,008
	Series 2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A–	836,380
	Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds,	11/21 at 61.42	AA– (4)	3,086,884
	Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27 (Pre-refunded
	11/01/21)
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment	12/21 at 100.00	A+ (4)	1,350,481
	Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	Aa1	4,587,040
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA+	2,915,847
	2002 Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,599,835
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	Baa2	1,653,056
6,480	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	7,657,675
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties,	8/21 at 100.00	Aa3 (4)	1,562,475
	California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35
	(Pre-refunded 8/01/21)
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	11,354,955
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	1,411,088
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	Aa3	3,309,600
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,085,860
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
5,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	6,115,146
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,981,125
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	$ 4,864,700
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	A–	872,815
	Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	A+	102,804
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (AMT)	5/26 at 100.00	A+	2,289,460
20,015	5.000%, 5/15/46 (AMT)	5/26 at 100.00	A+	22,724,030
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	A+	5,416,579
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA–	3,002,176
	Series 2014B, 5.000%, 7/01/43
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/21 at 100.00	Aa2	15,109,950
	2011A, 5.000%, 7/01/41
250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	260,648
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	7,511,884
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	6,137,699
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	4,135,239
	Series 2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,427,182
	Series 2009C, 6.500%, 11/01/39
125	Natomas Union School District, Sacramento County, California, General Obligation	No Opt. Call	Baa2	128,454
	Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured
10,265	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	11,692,143
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	15,842,748
	Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011,	5/21 at 100.00	AA+ (4)	2,561,400
	5.500%, 5/01/32 (Pre-refunded 5/01/21)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A2 (4)	4,741,080
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
4,670	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	5,074,048
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	1,183,000
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation	8/36 at 100.00	Aa3	6,371,700
	Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds,	No Opt. Call	A1	4,793,950
	Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	No Opt. Call	A	2,975,521
	Project Area, Series 2011B, 0.000%, 10/01/38
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	356,410
	Series 2013A, 5.750%, 6/01/48
14,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A	16,822,100
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
$ 11,615	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A	$ 13,585,136
12,285	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A	14,225,047
11,025	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	12,978,299
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
2,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 29.31	N/R	568,380
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Series
	2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,203,920
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44	1/25 at 100.00	BBB	16,879,014
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB	28,284,464
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (AMT)	3/27 at 100.00	A–	5,769,400
5,000	5.000%, 3/01/47 (AMT)	3/27 at 100.00	A–	5,716,200
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 38.93	A3	2,366,964
	Refunding Series 2015, 0.000%, 8/01/43
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax	2/21 at 100.00	A (4)	894,502
	Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,925,344
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General	8/23 at 100.00	AA (4)	5,652,100
	Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
1,145	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	961,834
	Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	843,027
	Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,065,770
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,066,770
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,068,120
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,417,035
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	2,267,497
	Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured
2,000	West Contra Costa Unified School District, Contra Costa County, California, General	8/21 at 100.00	A1 (4)	2,072,140
	Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	4,172,588
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2 (4)	4,151,720
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
425,119	Total California			448,508,205
	Colorado – 11.1% (7.1% of Total Investments)
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	3,576,270
	2015, 5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado,	12/26 at 100.00	Aa2	4,806,295
	General Obligation Bonds, Series 2016C, 4.000%, 12/15/34
10,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	11,526,400
	Series 2019A, 4.000%, 12/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,000	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater	12/28 at 100.00	AA+	$ 4,978,080
	Revenue Bonds, Series 2019, 5.000%, 12/01/43
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	1,864,371
	Improvement Series 2017, 5.000%, 12/01/29, 144A
1,605	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	1,864,561
	2020, 4.000%, 8/01/45 – BAM Insured
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	3,224,451
	Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	1,764,049
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/24 at 100.00	A+	536,335
	Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,121,760
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	3,959,748
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	No Opt. Call	A+	1,327,388
	Corporation for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	9/27 at 100.00	A2	587,532
	Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of
	Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	A1	1,329,516
1,600	4.000%, 3/01/37	3/27 at 100.00	A1	1,767,520
1,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health	5/26 at 100.00	AA	2,109,915
	System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/41
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	2,326,611
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2013A:
3,020	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	3,334,140
4,890	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	5,398,658
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	4,871,354
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
10,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	10,771,800
	Series 2019A-2, 4.000%, 8/01/49
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	306,815
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	3,231,982
6,425	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	7,777,334
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	N/R	756,970
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
3,030	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	3,282,460
	Series 2020A, 4.000%, 9/01/45
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	6,033,400
	2019A, 5.000%, 11/01/44
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,804,075
	Refunding Series 2019A, 4.000%, 1/01/38
2,620	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	2,996,022
	Refunding Series 2019B, 4.000%, 1/01/40

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,100	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	$ 1,185,393
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B:
750	4.250%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	N/R (4)	765,735
1,250	4.250%, 5/15/37	5/21 at 100.00	Aa2	1,272,225
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Refunding Series 2017C:
1,115	5.000%, 3/01/43 (Pre-refunded 3/01/28)	3/28 at 100.00	N/R (4)	1,470,863
1,660	5.000%, 3/01/43	3/28 at 100.00	AA	2,010,575
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,661,537
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,555	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/38	12/30 at 100.00	AA–	4,241,257
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 –	8/24 at 100.00	A1	3,417,090
	AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46	8/26 at 100.00	A1	8,670,637
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	2,190,400
	11/15/32 (Pre-refunded 11/15/22)
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	1,200,760
	2013A, 5.250%, 11/15/43 (AMT)
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	4,920,582
	2013B, 5.000%, 11/15/43
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien
	Series 2018A:
20,460	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A	24,030,065
30,435	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A	35,483,558
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement	8/26 at 100.00	AA–	1,898,952
	Series 2016A, 4.000%, 8/01/46
2,005	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	2,032,088
	Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	BBB–	3,192,080
2,000	5.000%, 12/01/29	12/26 at 100.00	BBB–	2,152,760
2,400	5.000%, 12/01/36	12/26 at 100.00	BBB–	2,555,472
1,605	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,698,395
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A	276,003
150	0.000%, 9/01/37	No Opt. Call	A	100,416
75	0.000%, 9/01/38	No Opt. Call	A	48,485
20	0.000%, 9/01/39	No Opt. Call	A	12,497
110	0.000%, 9/01/41	No Opt. Call	A	63,683
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,520	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,489,676
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	17,620,722
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	907,635
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,836,526
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	20,544,757
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	18,507,899
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	76,905
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	6,207,625
	9/01/38 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$ 385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	$ 344,336
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	42,289,800
340	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds,	5/21 at 100.00	Baa2	339,619
	Refunding Series 2011A, 5.500%, 5/01/22 (AMT)
1,250	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	1,458,875
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/45 – AGM Insured
4,000	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds,	12/28 at 100.00	A2	4,927,240
	Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured
2,000	Firestone, Colorado, Water Enterprise Revenue Bonds, Series 2020, 4.000%, 12/01/49 –	12/30 at 100.00	AA	2,340,580
	BAM Insured
520	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	602,618
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/44 – AGM Insured
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue	12/25 at 100.00	Aa2	2,052,529
	Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,761,188
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,334,003
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	7,689,026
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,395	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/29 at 100.00	A	2,832,231
	Revenue Bonds, Series 2019A, 4.000%, 12/01/36 – AGM Insured
5,715	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/20 at 100.00	A2 (4)	5,741,232
	Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A–	1,080,310
	Springs Utilities, Series 2008, 6.500%, 11/15/38
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	11/20 at 100.00	Baa3	2,505,425
3,115	6.000%, 1/15/34	11/20 at 100.00	Baa3	3,120,607
2,615	6.000%, 1/15/41	11/20 at 100.00	Baa3	2,619,707
1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation	12/21 at 103.00	N/R	1,547,070
	Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	907,463
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 –
	AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds,
	Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	A3	1,273,860
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	A3	1,105,940
2,000	Upper Eagle Regional Water Authority, Eagle County, Colorado, Water Revenue Bonds,	12/30 at 100.00	AA	2,298,760
	Refunding & Improvement Series 2020, 4.000%, 12/01/50 – AGM Insured
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,221,060
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
374,180	Total Colorado			369,372,544
	Connecticut – 1.3% (0.8% of Total Investments)
850	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	900,260
	Affiliates, Series 2020A, 5.000%, 1/01/45, 144A
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart	7/22 at 100.00	A2 (4)	3,700,490
	University, Series 2012H, 5.000%, 7/01/24 (Pre-refunded 7/01/22) – AGM Insured

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
$ 1,295	16.944%, 1/01/32, 144A (IF) (5)	1/23 at 100.00	Aa3	$ 1,768,271
190	16.787%, 1/01/38, 144A (IF) (5)	1/23 at 100.00	Aa3	252,852
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	A+	18,067,018
6,410	5.000%, 1/01/37	1/28 at 100.00	A+	7,753,664
6,000	5.000%, 1/01/38	1/28 at 100.00	A+	7,238,100
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	4/22 at 100.00	AA– (4)	3,754,230
	Series 2013A, 4.000%, 4/01/39 (Pre-refunded 4/01/22)
5,077	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	329,982
	Series 2013A, 6.050%, 7/01/31 (cash 4.000%, PIK 2.050%) (6)
41,592	Total Connecticut			43,764,867
	Delaware – 0.3% (0.2% of Total Investments)
800	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	931,904
	Series 2018, 5.000%, 6/01/48
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	8,270,192
	5.000%, 6/01/55
8,055	Total Delaware			9,202,096
	District of Columbia – 0.9% (0.6% of Total Investments)
775	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	11/20 at 100.00	AA+	777,914
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (AMT)
2,800	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	Baa1	3,069,332
	Bonds, Series 2001, 6.500%, 5/15/33
21,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/20 at 20.76	N/R	4,349,100
	Bonds, Series 2006A, 0.000%, 6/15/46
15,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series	No Opt. Call	Aa1	16,533,600
	1998, 5.500%, 10/01/23 – AGM Insured (UB)
4,500	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding	10/23 at 100.00	A+	4,966,650
	Series 2013A, 5.000%, 10/01/30 (AMT)
44,075	Total District of Columbia			29,696,596
	Florida – 9.4% (6.0% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	11/23 at 100.00	BBB	1,537,720
	Project, Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	472,415
2,260	5.000%, 9/01/48	9/23 at 100.00	BBB	2,372,390
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%,	10/25 at 100.00	A	8,449,800
	10/01/45 (AMT)
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A1 (4)	4,501,020
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	6/22 at 100.00	N/R	103,337
	Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A
175	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	186,491
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/40, 144A
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
12,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	11/20 at 105.00	N/R	10,302,720
19,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	11/20 at 105.00	N/R	16,279,390

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/22 at 100.00	Baa1 (4)	$ 4,435,517
	Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32 (Pre-refunded 4/01/22)
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova	4/21 at 100.00	Baa1 (4)	1,178,532
	Southeastern University, Refunding Series 2011, 6.375%, 4/01/31 (Pre-refunded 4/01/21)
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust	10/21 at 100.00	Aa3	2,084,560
	Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (AMT)
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017:
31,985	5.000%, 10/01/47 (AMT)	10/27 at 100.00	A+	36,587,002
9,065	5.000%, 10/01/52 (AMT)	10/27 at 100.00	A+	10,330,383
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/26 at 100.00	AA–	4,477,312
	Series 2016A, 5.000%, 10/01/40 (AMT)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A	6,711,517
	Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	5,861,600
	Airport, Series 2018E, 5.000%, 10/01/48 (AMT)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A	2,578,838
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	BBB+	11,365,900
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
10,200	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	10,987,032
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	A	5,714,900
	Series 2018B, 5.000%, 6/01/46 (AMT)
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	5,750,838
	5.000%, 11/15/35
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue	11/20 at 100.00	Baa2	1,502,835
	Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (AMT), 144A
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	11,083,932
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	1,571,560
	Jewish Health System Inc Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/23 at 100.00	A–	3,108,349
	of Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	8,892,979
	of Miami, Series 2015A, 5.000%, 4/01/45
12,545	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	14,469,528
	of Miami, Series 2018A, 5.000%, 4/01/53
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A	1,751,715
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/22 at 100.00	A– (4)	1,087,690
	Refunding Series 2012A, 5.000%, 10/01/29 (Pre-refunded 10/01/22) (AMT)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,126,530
	Refunding Series 2014B, 5.000%, 10/01/37
7,890	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	11/20 at 100.00	A–	7,913,670
	2010B, 5.000%, 10/01/41
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%,	10/24 at 100.00	A–	5,578,350
	10/01/35 (AMT)
6,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%,	10/25 at 100.00	A–	6,767,159
	10/01/38 (AMT)
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	3,082,912
	2012B, 5.000%, 10/01/37

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series	7/22 at 100.00	A1 (4)	$ 3,236,580
	2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	13,491,959
	10/01/42 (Pre-refunded 10/01/22)
6,035	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	6,950,509
	4.000%, 10/01/49
2,360	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	2,752,657
	Improvement Series 2019A-1, 5.000%, 10/01/44
2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	2,313,540
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	125,437
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	5,389,485
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	12,088,762
	Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
5,770	5.000%, 8/15/42	8/27 at 100.00	A1	6,762,613
6,040	5.000%, 8/15/47	8/27 at 100.00	A1	7,025,064
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	780,689
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,632,450
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,	9/22 at 100.00	A+	744,352
	Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29
2,405	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	2,626,621
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
1,000	5.000%, 7/01/40	7/30 at 100.00	A–	1,223,280
1,845	4.000%, 7/01/45	7/30 at 100.00	A–	2,056,252
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	15,749,434
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible,	5/22 at 100.00	N/R	66,786
	Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note,	11/20 at 100.00	N/R	1
	Series 2007-3, 6.650%, 5/01/40 (6)
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	264,343
	Series 2015-1, 0.000%, 5/01/40 (7)
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	126,421
	Series 2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	11/20 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (6)
750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A3	852,128
	Aeronautical University, Series 2020A, 4.000%, 10/15/38
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	7,240,682
	University Inc Project, Series 2015, 5.000%, 6/01/45
288,885	Total Florida			313,706,470
	Georgia – 1.7% (1.1% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A+	1,992,099
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	AA–	$ 5,922,100
	5.000%, 11/01/32
1,280	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System	No Opt. Call	Baa2	1,452,186
	Inc, Series 1996, 5.500%, 8/15/26 – NPFG Insured
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
2,000	5.000%, 4/01/47	4/27 at 100.00	A	2,315,460
2,500	4.000%, 4/01/50	4/30 at 100.00	A	2,770,775
3,180	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	3,760,859
	2019A, 5.000%, 1/01/63
	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,460	5.000%, 5/15/43	5/29 at 100.00	A3	1,706,536
5,000	5.000%, 5/15/49	No Opt. Call	A3	6,954,050
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA–	3,882,314
	Indenture, Series 2015B, 5.000%, 7/01/41
10,260	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	11,368,490
	Series 2015A, 5.000%, 7/01/60
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	5,875,150
	Refunding Series 2016A, 5.000%, 10/01/46
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/21 at 100.00	Baa1	1,257,173
	Series 2012A, 5.250%, 10/01/27
5,370	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	6,009,245
	Project, Series 2019A, 4.000%, 7/01/44
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	1,487,101
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
48,780	Total Georgia			56,753,538
	Guam – 0.1% (0.1% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	787,751
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	1,385,920
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
1,985	Total Guam			2,173,671
	Hawaii – 1.5% (1.0% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	14,198,340
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	3/27 at 100.00	Baa2	6,379,920
	Electric Company, Inc and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT)
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	12,679,690
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	11,620,500
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	Aa2	5,764,500
45,205	Total Hawaii			50,642,950
	Idaho – 0.7% (0.4% of Total Investments)
5,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	12/27 at 100.00	AA–	5,921,600
	Series 2017A, 5.000%, 12/01/47
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	6/27 at 100.00	AA–	13,145,258
	Series 2017ID, 5.000%, 12/01/46
1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,952,671
	Refunding Series 2016, 5.000%, 9/01/29
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,236,774
310	5.000%, 9/01/32	9/22 at 100.00	A3	334,077
19,370	Total Idaho			22,590,380

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 17.0% (10.9% of Total Investments)
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
$ 1,055	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	$ 1,107,771
1,945	5.000%, 12/15/30 (Pre-refunded 12/15/21) – AGM Insured	12/21 at 100.00	AA (4)	2,046,159
6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	6,893,760
	Series 2016, 6.000%, 4/01/46
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B1	1,481,304
	Series 2011A, 5.000%, 12/01/41
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	10,902,420
	Series 2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,804,544
	Series 2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	13,961,524
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BB–	9,983,800
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	BB–	9,160,356
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB–	6,262,280
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	BB–	3,207,680
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	BB–	2,880,181
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	BB–	14,653,350
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	BB–	9,290,100
8,845	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	10,044,736
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (4)	8,326,600
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments,
	Series 1999A:
1,145	5.600%, 12/20/29 (AMT)	11/20 at 100.00	A+	1,148,092
1,925	5.650%, 12/20/40 (AMT)	11/20 at 100.00	A+	1,929,274
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,
	Refunding Senior Lien Series 2018A:
5,450	5.000%, 1/01/48 (AMT)	1/29 at 100.00	A	6,346,416
10,285	5.000%, 1/01/53 (AMT)	1/29 at 100.00	A	11,885,346
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	2,518,531
	Lien Series 2015C, 5.000%, 1/01/46 (AMT)
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2017D:
11,250	5.000%, 1/01/42 (AMT)	1/27 at 100.00	A	12,814,537
3,000	5.000%, 1/01/47 (AMT)	1/27 at 100.00	A	3,385,020
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	2,677,919
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	15,246,368
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	12,778,171
	6.000%, 1/01/38
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/40	1/29 at 100.00	BBB–	4,064,280
7,445	5.500%, 1/01/49	1/29 at 100.00	BBB–	7,884,627
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System,	No Opt. Call	BBB–	23,842,227
	Series 1999, 5.500%, 1/01/23 – FGIC Insured
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	6,627,158
	(Pre-refunded 1/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A,	No Opt. Call	Baa2	$ 8,094,420
	5.500%, 1/01/30 – NPFG Insured
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 –	No Opt. Call	Baa2	1,850,835
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,201,640
	City Colleges, Series 2017, 5.000%, 12/01/47
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A,	11/20 at 100.00	A2	13,342,876
	5.250%, 11/15/33
3,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A,	11/26 at 100.00	A2	3,526,470
	5.000%, 11/15/31
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
500	5.000%, 11/15/34	11/26 at 100.00	A2	581,975
4,550	5.000%, 11/15/35	11/26 at 100.00	A2	5,280,321
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
5,000	4.450%, 11/01/36	11/25 at 102.00	A2	5,620,950
815	4.500%, 11/01/36	11/24 at 100.00	A	899,703
2,785	5.500%, 11/01/36	11/23 at 100.00	A	3,158,663
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	439,930
	Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding
	Series 2015:
1,930	5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	N/R	2,324,106
12,025	5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	Aa3	13,407,394
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	2,186,260
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	2/27 at 100.00	Aa2	3,025,700
	Series 2016C, 5.000%, 2/15/33
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	5,309,673
	5.000%, 9/01/32
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39	9/24 at 100.00	AA+	5,299,718
6,000	5.000%, 9/01/42	9/24 at 100.00	AA+	6,647,700
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	12,078,777
	5.000%, 11/15/45
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C,	11/20 at 100.00	AA–	12,154,221
	5.125%, 5/15/35
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	454,475
390	6.000%, 7/01/43	7/23 at 100.00	A–	428,743
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated	5/25 at 100.00	A+	4,774,068
	Group, Series 2015B, 5.000%, 11/15/39
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	BBB+	630,941
3,745	5.000%, 8/15/44	8/25 at 100.00	BBB+	4,128,975
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,	2/21 at 100.00	AA– (4)	2,536,700
	Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series	10/25 at 100.00	AA–	3,434,160
	2015A, 5.000%, 10/01/46
11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	11,524,441
	5.000%, 10/01/51

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc, Series	11/20 at 100.00	Aa3	$ 2,003,720
	2001, 5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	2,024,364
	5.250%, 6/15/32 – AGM Insured
450	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/39	12/27 at 100.00	BBB–	466,443
	Illinois State, General Obligation Bonds, February Series 2014:
5,705	5.250%, 2/01/33	2/24 at 100.00	BBB–	5,938,106
5,815	5.250%, 2/01/34	2/24 at 100.00	BBB–	6,039,110
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	2,038,800
	Illinois State, General Obligation Bonds, January Series 2016:
3,500	5.000%, 1/01/29	1/26 at 100.00	BBB–	3,737,300
8,250	5.000%, 1/01/32	1/26 at 100.00	BBB–	8,645,752
4,200	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/27	6/26 at 100.00	BBB–	4,548,012
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB–	1,041,667
	Illinois State, General Obligation Bonds, May Series 2020:
1,635	5.500%, 5/01/30	No Opt. Call	BBB–	1,869,933
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	5,853,961
3,000	5.750%, 5/01/45	5/30 at 100.00	BBB–	3,324,510
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB–	1,554,600
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	3,840,010
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	BBB–	2,463,018
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,602,375
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB–	1,566,466
2,020	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	BBB	2,044,280
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	1,509,641
	5.000%, 1/01/38
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	5,421,295
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	5,175,645
	5.000%, 1/01/40
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	2,491,331
	2015-XF0051, 17.190%, 1/01/38, 144A (IF)
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	2,412,226
	2015-XF0052, 17.207%, 1/01/38, 144A (IF)
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa2	1,984,540
	Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured
2,500	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	2,755,350
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/40 – AGM Insured
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	1,522,246
	Revenue Source Series 2011A, 5.250%, 1/01/39 – AGM Insured
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General	No Opt. Call	Aa2	8,820,270
	Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	2,003,948
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	1,082,910
	Bonds, Series 2015A, 5.500%, 6/15/53
4,780	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,156,425
	Bonds, Series 2017A, 5.000%, 6/15/57

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
$ 6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BB+	$ 5,918,580
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	11,853,957
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	22,302,893
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	9,921,404
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
155	0.000%, 12/15/23 (ETM)	No Opt. Call	N/R (4)	152,086
6,610	0.000%, 12/15/23	No Opt. Call	BBB	6,253,324
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	3,060,450
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	644,919
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,747,142
2,195	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	2,647,477
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,592,873
800	6.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	826,632
3,500	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,798,340
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	2,341,592
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 –
	AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,640,983
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	4,043,053
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	Baa1	1,753,768
9,625	6.250%, 10/01/38	10/23 at 100.00	Baa1	10,664,885
2,745	6.000%, 10/01/42	10/23 at 100.00	Baa1	3,008,547
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,804,285
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
557,380	Total Illinois			566,413,810
	Indiana – 2.0% (1.3% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	6,097,868
	Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,480	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,480,000
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A, (WI/DD Settling 11/10/20)
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University	2/22 at 100.00	A–	1,617,293
	Project, Refunding Series 2012B, 5.000%, 2/01/28
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	11/20 at 100.00	B	1,051,586
	Educational Excellence, Inc, Series 2009A, 7.000%, 10/01/39
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	3,194,819
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,355,000
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	8,500,945
	Group, Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (AMT)	7/23 at 100.00	BBB+	3,198,583
1,420	5.000%, 7/01/48 (AMT)	7/23 at 100.00	BBB+	1,503,482

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+	$ 1,598,430
	Project, Series 2013B, 5.000%, 7/01/40 (AMT)
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (4)	2,509,325
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	6,055,444
	First Lien Green Series 2016A, 5.000%, 10/01/41
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	2,843,995
	Series 2011B, 5.000%, 10/01/41
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	4,689,810
	Series 2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	5,133,887
	2016A, 5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	4,468,500
	2013, 7.000%, 1/01/44 (AMT)
59,770	Total Indiana			65,298,967
	Iowa – 1.3% (0.8% of Total Investments)
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	Ba3	1,532,406
	Series 2012, 4.750%, 8/01/42
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	1,421,428
	Company Project, Series 2013, 5.250%, 12/01/25
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	B	1,780,383
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
1,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,098,037
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
24,420	5.500%, 6/01/42	11/20 at 100.00	B–	24,754,310
12,100	5.625%, 6/01/46	11/20 at 100.00	B–	12,265,649
43,060	Total Iowa			43,852,213
	Kansas – 0.2% (0.1% of Total Investments)
1,240	Johnson/Miami County Unified School District 230 Spring Hill, Kansas, General Obligation	9/21 at 100.00	Aa3	1,287,616
	Bonds, Series 2011A, 5.000%, 9/01/26
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	4,653,839
	5.000%, 7/01/48
375	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak	11/20 at 100.00	BBB	374,985
	Park Mall Project, Series 2010, 5.900%, 4/01/32
5,580	Total Kansas			6,316,440
	Kentucky – 1.3% (0.8% of Total Investments)
5,540	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A2	5,754,841
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	2,888,067
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	5,221,292
3,655	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	3,990,931
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa3	9,061,738
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	637,059
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	9,392,049
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project,
	Improvement and Refunding Series 2011:
$ 495	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	$ 504,672
4,505	6.250%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	4,593,028
1,375	6.500%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (4)	1,402,858
41,230	Total Kentucky			43,446,535
	Louisiana – 3.4% (2.2% of Total Investments)
4,600	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	4,751,110
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA– (4)	3,191,604
	5.000%, 2/01/39 (Pre-refunded 2/01/25)
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	3,721,476
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500	4.000%, 4/01/40	4/27 at 100.00	AA+	1,683,795
4,685	4.000%, 4/01/43	4/27 at 100.00	AA+	5,218,903
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	5,983,016
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	5.000%, 2/01/44 (Pre-refunded 2/01/24)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
5,000	5.000%, 5/15/42	5/27 at 100.00	A3	5,844,000
965	5.000%, 5/15/46	5/27 at 100.00	A3	1,119,989
10,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	10,913,100
	Project, Series 2020A, 4.000%, 5/15/49
7,705	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	8,043,635
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,265	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette	11/25 at 100.00	Baa2 (4)	1,538,468
	General Medical Center Project, Series 2016A, 5.000%, 11/01/45 (Pre-refunded 11/01/25)
1,570	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	1,755,024
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	2,000,611
	Refunding Series 2016, 4.000%, 5/15/35
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	4,453,824
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	354,156
	2013A, 5.000%, 7/01/36
14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A,	5/25 at 100.00	AA–	15,557,640
	4.000%, 5/01/41
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2015B:
6,235	5.000%, 1/01/40 (AMT)	1/25 at 100.00	A–	6,955,018
6,895	5.000%, 1/01/45 (AMT)	1/25 at 100.00	A–	7,644,693
7,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	8,709,948
	Project, Series 2017B, 5.000%, 1/01/48 (AMT)
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A2	1,086,550
	12/01/28 – AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	5,981,674
	5.000%, 6/01/44
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	BBB+	1,359,876
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	503,905
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	$ 6,507,265
	5.000%, 12/01/40
103,370	Total Louisiana			114,879,280
	Maine – 0.7% (0.5% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	2,937,226
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	Ba1	3,888,989
2,800	4.000%, 7/01/46	7/26 at 100.00	Ba1	2,821,560
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,862,491
	Issue, Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College,	7/23 at 100.00	A+	2,195,520
	Series 2013, 5.000%, 7/01/43
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General
	Medical Center, Series 2011:
3,000	6.750%, 7/01/36	7/21 at 100.00	Ba3	3,067,290
2,260	6.750%, 7/01/41	7/21 at 100.00	Ba3	2,306,805
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A–	1,465,530
1,020	5.000%, 7/01/34	7/24 at 100.00	A–	1,157,221
22,210	Total Maine			23,702,632
	Maryland – 0.3% (0.2% of Total Investments)
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	5,700,050
280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/30 at 100.00	Baa1	307,549
	Health System Issue; Series 2020, 4.000%, 7/01/45
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/27 at 100.00	A+	2,196,400
	Health Issue, Series 2017, 4.000%, 7/01/42
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/21 at 100.00	BBB+	464,643
	Medical Cente, Series 2011, 6.000%, 7/01/25
1,790	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula	7/24 at 100.00	A3	1,967,550
	Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39
1,070	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,125,384
	King Farm Project, Series 2017A-1, 5.000%, 11/01/28
10,590	Total Maryland			11,761,576
	Massachusetts – 1.1% (0.7% of Total Investments)
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	11/20 at 100.00	N/R	455,000
	Project, Series 2007A, 6.750%, 10/15/37 (6)
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	11/20 at 100.00	N/R	570,500
	Project, Series 2010, 7.625%, 10/15/37 (6)
	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue,
	Series 2019A:
275	5.000%, 6/01/39	6/29 at 100.00	BBB	322,608
270	4.000%, 6/01/49	6/29 at 100.00	BBB	288,017
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	910,024
	Green Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	4,061,540
	2016BB-1, 5.000%, 10/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
930	17.577%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	1,260,801
505	17.680%, 10/01/48, 144A (IF) (5)	10/23 at 100.00	AA–	684,846

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	$ 3,360,320
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,290,601
	2013A, 5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,501,089
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	1,617,780
	Series 2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,254,531
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,392,192
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	BBB+ (4)	722,624
	2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	6,631,282
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A2	1,066,901
	Series 1997A, 0.000%, 1/01/24 – NPFG Insured
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A–	6,857,919
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
32,845	Total Massachusetts			35,248,575
	Michigan – 2.7% (1.7% of Total Investments)
3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	3,828,405
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%,	7/21 at 100.00	A1 (4)	2,087,630
	7/01/41 (Pre-refunded 7/01/21)
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	1,086,450
	AGM Insured
6,910	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation	5/30 at 100.00	AA	8,030,042
	Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/47
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A,	7/21 at 100.00	AA– (4)	3,793,751
	5.500%, 7/01/41 (Pre-refunded 7/01/21)
5,375	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	Aa3	5,959,908
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/55
5,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding	8/29 at 100.00	A1	5,608,950
	Series 2019A, 4.000%, 2/15/44
1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series	11/22 at 100.00	A	1,584,285
	2012, 5.000%, 11/15/42
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	460,266
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	3,085,215
	Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 –
	AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,135,690
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
1,405	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	1,569,778
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding
	Series 2015MI:
2,500	5.000%, 12/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	2,683,150
3,670	5.000%, 12/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	AA– (4)	3,938,864

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012,	10/22 at 100.00	AAA	$ 2,181,400
	5.000%, 10/01/31 (Pre-refunded 10/01/22)
4,435	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	5,040,156
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	5,552,100
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/21 at 100.00	AA– (4)	1,048,990
	2011-I-A, 5.375%, 10/15/41 (Pre-refunded 10/15/21)
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	AA–	11,957,500
	2015-I, 5.000%, 4/15/34
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	5,585,268
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	3,216,000
	County Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A–	1,533,343
1,200	5.000%, 12/01/45	12/25 at 100.00	A–	1,382,388
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2017B:
1,350	5.000%, 12/01/42 (AMT)	12/27 at 100.00	A–	1,546,803
3,140	5.000%, 12/01/47 (AMT)	12/27 at 100.00	A–	3,570,808
1,120	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	A+	1,290,318
79,445	Total Michigan			88,757,458
	Minnesota – 1.6% (1.1% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	319,455
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
2,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General	2/27 at 100.00	AAA	2,251,240
	Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	509,570
	Series 2016A, 4.000%, 7/01/37
5,625	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	6,470,831
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,393,805
	School Building Series 2018A, 4.000%, 2/01/42
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019B:
1,235	5.000%, 1/01/37 (AMT)	7/29 at 100.00	A	1,489,052
3,500	5.000%, 1/01/44 (AMT)	7/29 at 100.00	A	4,134,165
2,500	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A	2,930,500
2,295	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	A+	2,671,816
	Senior Lien Series 2016C, 5.000%, 1/01/46
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A	550,798
450	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A	522,211
580	5.000%, 1/01/37 (AMT)	1/27 at 100.00	A	669,117
750	5.000%, 1/01/41 (AMT)	1/27 at 100.00	A	857,415
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,
	Refunding Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,645,040
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,895,211

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	$ 2,376,137
	Refunding Series 2017, 4.000%, 3/01/48
910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	1,011,137
	4.000%, 11/15/48
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/24 at 100.00	BBB–	1,612,538
	Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,506,468
2,500	5.750%, 9/01/46	9/26 at 100.00	BB+	2,843,475
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	493,605
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	925,850
2,245	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/27 at 100.00	A3	2,623,036
	Fairview Health Services, Series 2017A, 5.000%, 11/15/47
750	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R (4)	919,642
	HealthEast Inc, Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)
2,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	2,081,820
	Refunding Series 2019, 5.000%, 8/01/54
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	4,357,962
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	1/24 at 100.00	Aa3 (4)	2,296,880
	2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)
48,020	Total Minnesota			54,358,776
	Mississippi – 0.8% (0.5% of Total Investments)
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	8,601,375
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	17,438,120
23,000	Total Mississippi			26,039,495
	Missouri – 4.5% (2.9% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	1,111,410
	2016, 5.000%, 8/01/28
2,000	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	1,892,680
	Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	559,875
	4.000%, 11/01/33
1,315	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood,	11/20 at 100.00	A–	1,317,761
	Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
3,425	5.000%, 3/01/35 (AMT)	3/29 at 100.00	A–	4,079,380
6,600	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A–	7,596,204
7,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A–	8,001,980
2,870	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/30 at 100.00	A2	3,329,487
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2020A,
	5.000%, 3/01/57 – AGM Insured (AMT)
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	383,332
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
$ 7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	$ 6,422,920
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A1	4,471,400
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A1	4,338,250
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	5,187,748
	4.000%, 1/01/42
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	6/27 at 102.00	A	1,071,310
	Electric Company Project, Series 1998C, 2.750%, 9/01/33
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,179,750
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/34
4,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	4,410,720
	Saint Luke’s Health System, Inc, Series 2020, 4.000%, 11/15/50
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	3,224,144
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	1,398,550
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,132,655
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	11,996,386
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
5,000	5.000%, 11/15/42	11/27 at 100.00	A+	5,886,200
10,000	4.000%, 11/15/47	11/27 at 100.00	A+	11,005,900
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,505,170
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	SSM Health Care, Series 2018A:
2,000	4.000%, 6/01/48	6/28 at 100.00	A+	2,199,660
3,500	5.000%, 6/01/48	6/28 at 100.00	A+	4,128,880
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	A+	1,361,200
16,750	4.000%, 5/15/48	5/25 at 102.00	A+	18,125,510
7,925	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	8,640,310
	Services Projects, Series 2016A, 5.000%, 2/01/46
3,370	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	3,674,176
	Services Projects, Series 2016B, 5.000%, 2/01/46
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville	6/22 at 100.00	Baa2	406,980
	University of St Louis Project, Series 2015, 3.500%, 6/15/30
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	A1	817,525
3,510	5.000%, 10/01/42	4/27 at 100.00	A1	4,157,841
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University,	4/21 at 100.00	Baa1 (4)	3,848,461
	Series 2011, 5.000%, 4/01/26 (Pre-refunded 4/01/21)
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	2,340,940
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds,	11/20 at 100.00	N/R	1,001,230
	Series 2006, 5.000%, 1/01/37
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/21 at 100.00	AA+	2,053,900
	Participation, Series 2015, 4.125%, 12/01/38
575	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/22 at 100.00	N/R (4)	624,329
	Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	$ 399,698
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	1,075,970
	Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport,	7/22 at 100.00	A–	510,683
	Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (AMT)
137,700	Total Missouri			148,870,505
	Montana – 0.2% (0.1% of Total Investments)
3,315	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,885,578
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	2,392,820
	Regional Medical Center, Series 2018B, 5.000%, 7/01/43
5,405	Total Montana			6,278,398
	Nebraska – 0.2% (0.1% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	2,464,450
	5.000%, 9/01/32
1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	11/30 at 100.00	A1	1,115,650
	Children’s Hospital Obligated Group, Refunding Series 2020A, 4.000%, 11/15/50
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A	1,778,880
1,000	5.000%, 11/01/45	11/25 at 100.00	A	1,121,250
5,935	Total Nebraska			6,480,230
	Nevada – 0.8% (0.5% of Total Investments)
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding
	Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA	10,512,450
5,000	5.000%, 6/01/39	12/24 at 100.00	AA	5,764,100
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	2,758,132
	5.000%, 6/01/42
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,678,352
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	2,208,860
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
95	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	97,959
130	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	134,050
1,825	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (4)	1,882,469
23,050	Total Nevada			26,036,372
	New Hampshire – 0.5% (0.3% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	7/22 at 100.00	Baa2	3,585,785
	Center, Series 2012, 4.000%, 7/01/32
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	2/28 at 100.00	A	4,810,600
	Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35
5,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	7,108,400
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
12,500	Total New Hampshire			15,504,785
	New Jersey – 4.7% (3.0% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	970,232
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 5,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	BBB+	$ 5,660,050
	Revenue Bonds, Series 2020A, 5.000%, 11/01/40
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,194,610
1,865	5.125%, 1/01/39 – AGM Insured (AMT)	1/24 at 100.00	BBB+	2,063,175
1,585	5.125%, 7/01/42 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,747,748
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	2,327,760
	Refunding Series 2016BBB, 5.500%, 6/15/31
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB+	8,096,852
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	BBB+	3,074,278
	2014UU, 5.000%, 6/15/30
6,030	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	6,880,773
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/20 at 100.00	BB+	1,484,233
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	9,721,345
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas	7/21 at 100.00	N/R (4)	2,071,240
	Health Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	1,358,648
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	Baa1	2,345,543
3,340	5.000%, 6/15/29	6/26 at 100.00	Baa1	3,847,246
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB+	850,730
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB+	16,844,256
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	BBB+	7,070,900
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	13,634,400
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	14,943,000
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	17,156,100
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	7,521,093
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB+	1,044,730
	2012A, 5.000%, 6/15/42
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB+	1,872,740
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB+	3,052,205
2,800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	3,173,212
	2018A, 5.000%, 12/15/36
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB+	694,572
	2019A, 4.000%, 12/15/39
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	2,808,926
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A2	1,684,502
	17.227%, 1/01/43, 144A (IF) (5)
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (4)	637,135
	5/01/43 (Pre-refunded 5/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	$ 4,672,489
	Series 2020A, 5.000%, 11/01/45
3,215	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	A–	3,891,886
	Bonds, Series 2018A, 5.000%, 6/01/36
380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	430,065
	Bonds, Series 2018B, 5.000%, 6/01/46
182,725	Total New Jersey			155,826,674
	New Mexico – 0.5% (0.3% of Total Investments)
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	11/27 at 100.00	Aa3	3,986,440
	Healthcare Services, Series 2017A, 5.000%, 8/01/46
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian
	Healthcare Services, Series 2019A:
1,575	5.000%, 8/01/44	8/29 at 100.00	Aa3	1,921,453
4,760	4.000%, 8/01/48	8/29 at 100.00	Aa3	5,295,643
4,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds,	No Opt. Call	A2	5,364,129
	Series 1997, 6.000%, 2/01/27 – AGM Insured
14,290	Total New Mexico			16,567,665
	New York – 8.9% (5.7% of Total Investments)
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	2,424,774
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	554,504
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	3,336,062
	University, Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island
	Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,794,694
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,550,731
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	688,668
	Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A
5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	Aa2	5,404,875
	General Purpose Series 2011C, 5.000%, 3/15/41
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
14,185	5.000%, 2/15/41	2/30 at 100.00	Aa2	17,671,957
5,815	5.000%, 2/15/48	2/30 at 100.00	Aa2	7,137,564
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
135	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	136,937
2,965	5.250%, 2/15/47	2/21 at 100.00	AA–	3,002,982
990	5.750%, 2/15/47	2/21 at 100.00	AA–	1,004,404
1,610	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	1,635,390
7,500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	10,311,375
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2014A:
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,250,195
3,000	5.000%, 9/01/39	9/24 at 100.00	A	3,424,710
860	5.000%, 9/01/44	9/24 at 100.00	A	980,022
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,217,250
	2018, 5.000%, 9/01/37
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding	No Opt. Call	AA	6,551,200
	Series 2012A, 0.000%, 11/15/32

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2011A:
$ 285	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	$ 299,145
465	5.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB+ (4)	488,078
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	5,126,550
	2013A, 5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
500	0.000%, 10/01/37 (6)	11/20 at 100.00	N/R	385,000
1,000	0.000%, 10/01/46 (6)	11/20 at 100.00	N/R	770,000
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
1,150	5.375%, 6/15/43	12/20 at 100.00	AA+	1,156,980
2,250	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (4)	2,263,657
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	6,533,483
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,534,500
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	Aa1	2,374,700
	Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/27 at 100.00	Aa1	4,478,235
	Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,039,100
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2020 Subseries B-1:
14,405	4.000%, 11/01/41	11/29 at 100.00	Aa1	16,334,838
5,875	4.000%, 11/01/47	11/29 at 100.00	Aa1	6,583,701
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	5,693,650
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/44
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	AA	2,403,526
	5.000%, 12/01/41
11,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1,	8/29 at 100.00	AA	12,380,280
	4.000%, 8/01/40
2,040	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/40	8/30 at 100.00	AA	2,322,010
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	11/20 at 100.00	AA	5,018
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	11/25 at 100.00	A1	2,216,180
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/45
450	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	11/20 at 100.00	Baa1	450,225
	6.500%, 6/01/35
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	25,787,672
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade
	Center Project, Series 2011:
1,560	5.000%, 11/15/44	11/21 at 100.00	A	1,622,650
4,350	5.750%, 11/15/51	11/21 at 100.00	A	4,568,326
13,440	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	15,168,250
	General Purpose, Series 2020A, 4.000%, 3/15/45
3,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	3,950,065
	Series 2020C, 4.000%, 3/15/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$ 2,000	4.000%, 7/01/35 – AGM Insured (AMT)	7/24 at 100.00	BBB	$ 2,116,660
10,800	5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	11,607,948
29,390	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	31,479,629
5,260	New York Transportation Development Corporation, New York, Special Facility Revenue	8/21 at 100.00	B–	5,240,065
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/31 (AMT)
4,395	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	4,529,882
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
3,050	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	3,301,289
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	1,445,022
	Seventy Eighth Series 2013, 5.000%, 12/01/43 (AMT)
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,796,928
	Seventy Ninth Series 2013, 5.000%, 12/01/38
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	A+	2,211,540
	Twenty-one Series 2020, 4.000%, 7/15/45 (AMT)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eigth Series 2010:
5,000	6.500%, 12/01/28	11/20 at 100.00	BBB	5,064,350
590	5.500%, 12/01/31	12/20 at 100.00	BBB	592,413
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,676,830
3,045	6.000%, 12/01/42	12/20 at 100.00	BBB	3,057,393
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,174,996
	Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (AMT)	1/26 at 100.00	B1	2,580,417
2,700	5.000%, 1/01/34 (AMT)	1/26 at 100.00	B1	2,264,868
1,250	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	1,298,887
278,180	Total New York			296,453,230
	North Carolina – 1.4% (0.9% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	BBB+	12,838,858
	5.125%, 4/01/43
3,480	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot	6/25 at 100.00	BBB–	3,663,535
	Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding	No Opt. Call	Baa2 (4)	10,971,148
	Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (ETM) (UB) (5)
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	1,649,332
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
8,275	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	9,309,292
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A2	5,349,000
3,400	5.000%, 10/01/31	10/22 at 100.00	A2	3,612,296
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	1/26 at 100.00	A	583,390
	Series 2015A, 5.000%, 1/01/32
44,775	Total North Carolina			47,976,851

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.6% (0.4% of Total Investments)
$ 675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	$ 723,546
	Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series	11/21 at 100.00	A+ (4)	6,454,410
	2011, 6.250%, 11/01/31 (Pre-refunded 11/01/21)
7,625	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	7,798,545
	Obligated Group, Series 2012, 5.000%, 12/01/32
5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	Baa2	5,201,350
	Obligated Group, Series 2017A, 4.000%, 12/01/47
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	712,446
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
20,100	Total North Dakota			20,890,297
	Ohio – 6.7% (4.3% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/26 at 100.00	Baa2	7,244,562
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	6,745,800
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B,	6/27 at 100.00	A+	1,555,579
	5.000%, 6/01/45
24,740	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,505,905
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
790	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	856,968
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
39,355	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	42,136,218
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	27,228,623
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding
	Series 2017:
3,960	4.000%, 11/15/34	11/27 at 100.00	A3	4,402,134
3,000	4.000%, 11/15/35	11/27 at 100.00	A3	3,323,490
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	4,963,784
	Project, Series 2013, 5.000%, 6/15/43
8,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc Obligated Group	8/27 at 100.00	A+	9,486,800
	Project, Series 2017A, 5.000%, 8/15/42
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
1,000	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	1,102,080
16,820	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (5)	1/23 at 100.00	Aa3 (4)	18,536,985
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
265	17.555%, 1/01/38, 144A (IF) (Pre-refunded 1/01/23) (5)	1/23 at 100.00	Aa3 (4)	372,378
625	17.685%, 1/01/38, 144A (IF) (Pre-refunded 1/01/23) (5)	1/23 at 100.00	Aa3 (4)	880,200
975	17.685%, 1/01/38, 144A (IF) (Pre-refunded 1/01/23) (5)	1/23 at 100.00	Aa3 (4)	1,373,112
1,315	17.685%, 1/01/38, 144A (IF) (Pre-refunded 1/01/23) (5)	1/23 at 100.00	Aa3 (4)	1,851,941
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc,	8/25 at 100.00	Baa1	9,315,464
	Refunding Series 2015, 5.000%, 8/15/45
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	7,936,231
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
2,045	Middleburg Heights, Ohio, Hospital Facilities Improvement Revenue Bonds, Southwest	8/30 at 100.00	A2	2,276,760
	General Health Center Project, Refunding Series 2020A, 4.000%, 8/01/47
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health	8/21 at 100.00	A2	1,036,690
	Center Project, Refunding Series 2011, 5.125%, 8/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	$ 2,089,240
	Obligated Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	3,022,500
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21)
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton,	12/20 at 100.00	A2	1,003,080
	Refunding Series 2011A, 5.375%, 12/01/30
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A2	4,881,483
	2015A, 5.000%, 12/01/44
8,330	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series	1/30 at 100.00	A	10,019,241
	2020A, 5.000%, 1/15/50
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien
	Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,624,365
10,530	5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	A+ (4)	11,652,709
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	4,491,178
	Convertible Series 2013A-3, 0.000%, 2/15/36 (7)
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien
	Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	A+	3,828,094
16,325	5.000%, 2/15/43	2/28 at 100.00	A+	19,606,978
4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	5,025,070
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
725	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated	7/29 at 100.00	A	780,571
	Group, Refunding Series 2019A, 4.000%, 7/01/45
222,140	Total Ohio			224,156,213
	Oklahoma – 0.3% (0.2% of Total Investments)
1,555	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise	8/21 at 100.00	N/R (4)	1,655,826
	Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26 (Pre-refunded
	8/25/21), 144A
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1	3,312,360
	5.625%, 6/01/43 (AMT)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	Baa1	5,546,560
	5.000%, 6/01/45 – BAM Insured (AMT)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,069,060
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
10,540	Total Oklahoma			11,583,806
	Oregon – 2.3% (1.5% of Total Investments)
2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	3,007,639
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
725	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	766,412
	Series 2020A, 5.250%, 11/15/50
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint	1/26 at 100.00	A2	5,522,888
	Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	17,596,968
	5.000%, 6/01/46
835	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding	10/30 at 100.00	BBB+	1,015,034
	Series 2020A, 5.000%, 10/01/40
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B,	7/26 at 100.00	AA–	1,769,925
	5.000%, 7/01/39

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
$ 4,000	5.000%, 7/01/36 (AMT)	1/27 at 100.00	A+	$ 4,628,480
1,000	5.000%, 7/01/37 (AMT)	1/27 at 100.00	A+	1,154,140
7,645	5.000%, 7/01/42 (AMT)	1/27 at 100.00	A+	8,722,410
19,000	5.000%, 7/01/47 (AMT)	1/27 at 100.00	A+	21,522,440
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects,
	Series 2019A:
5,855	5.000%, 5/15/44	5/29 at 100.00	A+	7,043,389
3,000	4.000%, 5/15/49	5/29 at 100.00	A+	3,305,820
2,000	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	AA–	2,402,100
68,310	Total Oregon			78,457,645
	Pennsylvania – 4.7% (3.0% of Total Investments)
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	8,746,650
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
1,670	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	1,947,571
	4.000%, 6/01/45
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65:
1,960	5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	AA– (4)	2,010,490
2,570	5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	2,636,203
345	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	427,079
	Settlement, Series 2018, 5.000%, 6/01/34
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A	4,270,805
8,385	5.000%, 7/01/42	7/27 at 100.00	A	10,105,350
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	4,045,194
11,000	0.000%, 12/01/38	No Opt. Call	A	6,942,100
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
2,500	5.125%, 12/01/47	12/23 at 100.00	A	2,783,000
2,875	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	3,292,019
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A	2,848,968
5,210	5.000%, 9/01/43	9/28 at 100.00	A	6,044,850
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
500	4.000%, 9/01/44	9/29 at 100.00	A	537,640
165	4.000%, 9/01/49	9/29 at 100.00	A	176,240
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	3,582,635
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	241,087
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
9,575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	10,879,019
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
940	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	943,873
4,310	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A (4)	4,327,930
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,598,790
	2009E, 6.375%, 12/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	$ 4,873,303
	5.000%, 12/01/45
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series	12/24 at 100.00	A3	2,257,040
	2014A-1, 5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	18,375,270
	6.250%, 6/01/33 – AGM Insured
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	7,096,062
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	5,697,050
	5.000%, 12/01/46
8,650	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A–	9,857,540
	7/01/42 (AMT)
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/25 at 100.00	AA	11,779,900
	Series 2016, 5.000%, 8/15/38 – BAM Insured
141,925	Total Pennsylvania			158,323,658
	Puerto Rico – 0.6% (0.4% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds,	11/20 at 100.00	N/R	800,688
	Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
3,291	4.550%, 7/01/40	7/28 at 100.00	N/R	3,433,566
2,796	0.000%, 7/01/46	7/28 at 41.38	N/R	807,904
12,202	5.000%, 7/01/58	7/28 at 100.00	N/R	12,999,401
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
2,000	4.329%, 7/01/40	7/28 at 100.00	N/R	2,057,560
17	4.536%, 7/01/53	7/28 at 100.00	N/R	17,649
237	4.784%, 7/01/58	7/28 at 100.00	N/R	249,144
21,343	Total Puerto Rico			20,365,912
	Rhode Island – 0.5% (0.3% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility	9/23 at 100.00	AA+	8,037,735
	Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	3,672,020
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/20 at 15.49	CCC–	4,665,357
	Bonds, Series 2007A, 0.000%, 6/01/52
40,725	Total Rhode Island			16,375,112
	South Carolina – 4.7% (3.0% of Total Investments)
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A	8,614,875
3,180	5.000%, 11/01/46	5/26 at 100.00	A	3,626,027
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	18,389,985
1,250	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	1,046,612
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016,	1/26 at 100.00	A	5,218,889
	5.000%, 1/01/47
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
645	5.000%, 4/01/44	4/26 at 103.00	BBB–	704,637
625	5.000%, 4/01/49	4/26 at 103.00	BBB–	680,519

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	10/25 at 100.00	A1	$ 1,817,448
	Furman University, Refunding Series 2015, 5.000%, 10/01/45
13,475	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours	6/30 at 100.00	A+	15,210,445
	Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44
1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod	5/28 at 100.00	AA–	1,189,570
	Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	915,372
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
9,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	10,449,810
	Series 2016B, 5.000%, 12/01/56
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	16,687,551
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
8,900	5.000%, 12/01/39	12/24 at 100.00	A–	10,077,203
12,760	5.000%, 12/01/46	12/24 at 100.00	A–	14,320,038
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	6,055,225
	2013A, 5.125%, 12/01/43
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	6/24 at 100.00	A–	3,879,585
	2014A, 5.500%, 12/01/54
	South Carolina State Ports Authority, Revenue Bonds, Series 2015:
860	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A1 (4)	1,049,303
4,140	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A+ (4)	5,051,297
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
14,350	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	16,843,025
8,000	5.000%, 7/01/55 (AMT)	7/28 at 100.00	A+	9,335,280
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	6,004,900
143,095	Total South Carolina			157,167,596
	South Dakota – 0.8% (0.5% of Total Investments)
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds,	10/27 at 100.00	Aa3	12,379,326
	Series 2017, 4.000%, 4/01/42
2,685	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional	9/27 at 100.00	A1	3,023,686
	Health, Refunding Series 2017, 4.000%, 9/01/36
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	1,639,405
	Series 2014B, 5.000%, 11/01/44
7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	8,227,184
	Series 2015, 5.000%, 11/01/45
22,650	Total South Dakota			25,269,601
	Tennessee – 1.9% (1.2% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	10,433,245
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
2,000	5.000%, 7/01/36	7/28 at 100.00	Baa1	2,387,520
7,000	5.000%, 7/01/37	7/28 at 100.00	Baa1	8,330,280
40	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	7/23 at 100.00	N/R (4)	40,651
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25
	(Pre-refunded 7/01/23) – NPFG Insured
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/27 at 100.00	A	19,440,860
	Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$ 3,000	5.000%, 11/01/23	11/21 at 100.00	A3	$ 3,103,710
3,200	5.000%, 11/01/24	11/21 at 100.00	A3	3,310,208
3,400	5.000%, 11/01/25	11/21 at 100.00	A3	3,515,124
535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	Aa1	611,355
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
6,000	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Subordinate	7/30 at 100.00	A2	7,242,180
	Series 2019B, 5.000%, 7/01/39 (AMT)
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	4,902,040
	5.250%, 9/01/26
55,635	Total Tennessee			63,317,173
	Texas – 22.2% (14.2% of Total Investments)
1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	2,340,691
	School Building Series 2016, 5.000%, 2/15/39
8,835	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/43 –	2/28 at 100.00	A1	10,247,628
	AGM Insured
500	Austin Community College District, Texas, General Obligation Bonds, Refunding Limited	No Opt. Call	AA+	563,690
	Tax Series 2016, 5.000%, 8/01/23
	Austin, Texas, Airport System Revenue Bonds, Series 2015:
3,000	5.000%, 11/15/39 (AMT)	11/24 at 100.00	A	3,355,680
3,040	5.000%, 11/15/44 (AMT)	11/24 at 100.00	A	3,380,419
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A	5,134,275
2,000	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2012A,	11/22 at 100.00	Aa3	2,162,400
	5.000%, 11/15/40
	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 11/15/38	11/25 at 100.00	Aa3	3,567,660
13,705	5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	16,202,462
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA–	5,498,850
	5.000%, 11/15/43
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A,	11/26 at 100.00	AA–	1,773,423
	5.000%, 11/15/41
	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds,
	Series 2014:
1,000	5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	A1	1,109,890
1,575	5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	A1	1,746,297
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax
	Series 2015:
1,060	5.000%, 8/15/34 – AGM Insured	8/24 at 100.00	A–	1,218,597
1,160	5.000%, 8/15/35 – AGM Insured	8/24 at 100.00	A–	1,332,620
1,500	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding	7/24 at 100.00	AAA	1,732,710
	Series 2015A, 5.000%, 7/01/28
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A2	2,384,880
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,072,410
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,072,410
1,620	Cameron County, Texas, Revenue and Tax Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	Aa3 (4)	1,718,966
	5.000%, 2/15/32 (Pre-refunded 2/15/22) – AGM Insured
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use	2/21 at 100.00	Aa3	2,533,900
	Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien
	Series 2013A:
$ 765	5.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	Baa1 (4)	$ 841,339
1,100	5.000%, 1/01/43 (Pre-refunded 1/01/23) – AGM Insured	1/23 at 100.00	A2 (4)	1,209,769
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	Baa2 (4)	730,602
	Series 2013, 5.000%, 1/01/42 (Pre-refunded 1/01/23)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	Baa1	1,873,432
2,205	0.000%, 1/01/37	No Opt. Call	Baa1	1,349,857
2,160	0.000%, 1/01/38	No Opt. Call	Baa1	1,273,277
1,000	0.000%, 1/01/40	No Opt. Call	Baa1	545,630
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,009,290
3,380	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	3,412,752
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	Baa1	2,962,804
3,035	5.000%, 1/01/45	7/25 at 100.00	Baa1	3,403,237
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	8/23 at 100.00	A–	1,099,670
	Public Schools, Series 2013, 6.000%, 8/15/43
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,015,840
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,014,740
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA+	1,519,245
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011,	1/21 at 100.00	AA– (4)	2,519,475
	5.000%, 1/01/36 (Pre-refunded 1/01/21)
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	AA– (4)	2,252,000
	2013, 5.000%, 7/15/43 (Pre-refunded 7/15/23)
1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	Aa2	1,374,527
	2014A, 5.000%, 12/01/36
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2	1,998,125
	5.000%, 12/01/48
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	8,627,310
	2013C, 5.125%, 11/01/43 (AMT)
16,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series	11/22 at 100.00	A	17,759,042
	2014B, 4.500%, 11/01/45 (AMT)
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/21 at 100.00	A (4)	10,459,200
	2012E, 5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)
9,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H,	11/21 at 100.00	A (4)	9,936,240
	5.000%, 11/01/42 (Pre-refunded 11/01/21) (AMT)
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr	8/23 at 100.00	BBB– (4)	1,414,525
	Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28 (Pre-refunded 8/15/23)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	213,598
	2014A, 5.250%, 9/01/44
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	BBB+	1,047,660
	5.000%, 8/15/33
	El Paso County, Texas, Certificates of Obligation, Series 2001:
185	5.000%, 2/15/21 – AGM Insured (ETM)	No Opt. Call	AA (4)	187,481
1,565	5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,586,221
500	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement	3/21 at 102.00	N/R	505,850
	District 1, Series 2014, 6.500%, 9/01/36
7,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	BBB	8,261,762
	Series 2013A, 5.125%, 10/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
$ 3,500	4.000%, 10/01/40	4/30 at 100.00	A2	$ 4,088,945
2,500	4.000%, 10/01/49	4/30 at 100.00	A2	2,850,400
10,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	12,234,766
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,458,259
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	6,356,182
	Option Bond Trust 2015-XF0228, 17.898%, 11/01/44, 144A (Pre-refunded 10/01/23) (IF) (5)
4,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	B3	5,005,285
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist	3/21 at 100.00	BBB–	1,014,080
	University Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+ (4)	1,097,060
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
	(Pre-refunded 12/01/22)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical	11/22 at 100.00	A (4)	1,095,200
	Facilities Revenue Bonds, Baylor College of Medicine, Refunding Series 2012A, 5.000%,
	11/15/26 (Pre-refunded 11/15/22)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	2,038,489
4,480	5.000%, 12/01/45	6/25 at 100.00	AA	5,111,501
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,615	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,681,861
3,000	5.000%, 6/01/38	6/23 at 100.00	Baa2	3,071,220
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds,	11/21 at 100.00	Aa2 (4)	1,455,969
	Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21)
1,165	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2012C,	8/22 at 100.00	AA–	1,252,235
	5.000%, 8/15/31
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	Aa2	6,160,378
	5.000%, 8/15/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	223,870
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	425,044
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	496,290
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	1,238,780
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,577,636
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	2,057,900
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
105	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	102,246
495	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BB+	444,421
50	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	44,677
4,390	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	3,229,899
105	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	91,375
625	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	439,731
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	5,086,207
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	131,288
260	0.000%, 11/15/33	11/31 at 88.44	BB+	152,612
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,127,184
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	548,107
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	1,862,232
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	902,667

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
$ 600	5.000%, 11/15/33	11/24 at 100.00	BBB–	$ 624,180
400	5.000%, 11/15/34	11/24 at 100.00	BBB–	415,616
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien
	Series 2014A:
1,000	5.000%, 11/15/28	11/24 at 100.00	BBB	1,076,360
1,000	5.000%, 11/15/30	11/24 at 100.00	BBB	1,068,560
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	BBB	1,271,011
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	BB	521,620
	0.000%, 11/15/33 – NPFG Insured
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	No Opt. Call	A2	2,303,871
	Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured
7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A,	7/28 at 100.00	A	8,926,165
	5.000%, 7/01/41 (AMT)
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series	7/22 at 100.00	A (4)	2,147,300
	2012A, 5.000%, 7/01/31 (Pre-refunded 7/01/22) (AMT)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	B	5,230,800
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	7/24 at 100.00	B	388,998
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
1,885	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB–	1,976,554
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB–	1,048,540
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
4,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	4,197,240
	11/15/40 (Pre-refunded 11/15/21)
2,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/22 at 100.00	AA (4)	2,192,560
	2012D, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
3,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series	11/28 at 100.00	Aa2	3,816,810
	2018D, 5.000%, 11/15/36
2,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A,	3/27 at 100.00	Aa3	2,471,500
	5.000%, 3/01/31
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A	1,051,175
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	3,065,270
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,803,523
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	2,435,610
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	9,008,064
1,470	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,058,238
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien
	Series 1998A:
4,680	0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,633,762
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	11,935,444
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 24.48	A+	788,882
	Refunding Series 2012A, 0.000%, 8/01/45
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa	1,543,695
	Bonds, School Building Series 2014, 5.000%, 2/15/39
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA–	3,092,675
	2014, 5.000%, 8/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
$ 8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	$ 9,005,040
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,685,729
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue	2/21 at 100.00	AA	2,025,200
	Financing System Bonds, Series 2013, 5.000%, 2/15/36
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A–	1,985,375
	Series 2015, 5.000%, 11/01/35 (AMT)
7,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB	7,821,762
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
1,150	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012A,	5/22 at 100.00	A	1,220,553
	5.000%, 5/15/36
	Lower Colorado River Authority, Texas, Revenue Bonds, Refunding Series 2012B:
25	5.000%, 5/15/29 (Pre-refunded 5/15/22)	5/22 at 100.00	N/R (4)	26,764
1,975	5.000%, 5/15/29	5/22 at 100.00	A	2,106,180
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/26 at 100.00	A	7,606,430
	Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA	1,495,584
	School Building Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds,	4/21 at 100.00	BBB	1,776,075
	Series 2011A, 7.250%, 4/01/36
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	11,496,481
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	1,095,960
3,000	6.125%, 12/01/38	12/25 at 100.00	B1	3,292,770
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	3,004,079
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
4,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	5,070,948
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
665	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	N/R (4)	770,582
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	Aa3 (4)	959,083
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	745,102
	12/15/36 – AGM Insured
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	A1	4,215,931
	Senior Lien Series 2013, 5.000%, 12/15/33
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	5,479,833
8,470	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	12,473,684
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (4)	3,117,750
	Series 2011D, 5.000%, 9/01/31 (Pre-refunded 9/01/21)
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A,	9/21 at 100.00	N/R (4)	2,086,760
	5.500%, 9/01/41 (Pre-refunded 9/01/21)
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	8,410,500
	Appreciation Series 2008I, 6.500%, 1/01/43
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,760,675
	0.000%, 1/01/36 – AGC Insured
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	11,034,527
	5.000%, 1/01/40

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,555	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A,	1/29 at 100.00	A+	$ 5,133,485
	4.000%, 1/01/44
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	15,463,220
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,155,210
1,000	Nueces River Authority, Texas, Water Supply Revenue Bonds, Corpus Christi Lake Texana	7/25 at 100.00	AA–	1,202,650
	Project, Refunding Series 2015, 5.000%, 7/15/26
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AA	1,074,550
	0.000%, 10/01/35
4,000	Prosper Independent School District, Collin County, Texas, General Obligation Bonds,	2/25 at 100.00	AAA	4,670,120
	Refunding Series 2015, 5.000%, 2/15/40
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	213,975
	2014A, 5.125%, 2/01/39
4,060	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue	11/20 at 100.00	BBB+	4,060,568
	Empowerment Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (AMT)
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	7/22 at 100.00	A	2,650,550
	7/01/27 (AMT)
2,640	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2015B,	5/25 at 100.00	AA	3,154,932
	5.000%, 5/15/34
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,240,200
	5.000%, 5/15/48
1,925	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	A1	2,325,920
	2016, 5.000%, 10/15/42
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3	560,984
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	1,492,775
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,345,800
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
3,105	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	3,636,328
	Senior Lien Series 2008D, 6.250%, 12/15/26
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	1,005,290
	Series 2006A, 5.250%, 12/15/20
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
5,910	5.000%, 12/15/23	12/22 at 100.00	BBB+	6,421,038
2,050	5.000%, 12/15/26	12/22 at 100.00	BBB+	2,212,278
1,000	5.000%, 12/15/27	12/22 at 100.00	BBB+	1,076,450
12,745	5.000%, 12/15/29	12/22 at 100.00	BBB+	13,642,375
2,000	5.000%, 12/15/31	12/22 at 100.00	BBB+	2,132,120
	Texas Municipal Power Agency, Revenue Bonds, Refunding Transmission Series 2010:
640	5.000%, 9/01/34	11/20 at 100.00	A+	642,118
1,000	5.000%, 9/01/40	11/20 at 100.00	A+	1,003,310
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	12/25 at 100.00	Baa3	21,404,581
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/55 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	1,520,739
4,040	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,568,472

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 25,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	Baa3	$ 28,480,000
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
	Texas State, General Obligation Bonds, Texas Transportation Commission, Highway
	Improvement Series 2014:
800	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	925,144
1,200	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	AAA	1,392,144
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,134,320
	Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA	2,320,240
	Refunding Series 2014, 5.000%, 10/01/34 (Pre-refunded 4/01/24)
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	10,228,249
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A3	4,485,897
10,960	5.000%, 8/15/37	8/24 at 100.00	A3	12,394,445
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	Baa1	2,379,678
15,750	5.000%, 8/15/42	8/24 at 100.00	Baa1	17,596,687
10,000	Texas Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2016A,	10/26 at 100.00	AAA	12,412,000
	5.000%, 10/01/30 (UB) (5)
1,875	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	2,128,331
	Series 2019A, 5.000%, 8/01/57
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,279,630
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A3	7,672,876
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	1,997,659
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A3	9,727,306
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,765,426
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A3	20,391,367
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
10,000	4.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	11,560,300
5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	6,174,200
16,600	5.000%, 10/15/42 (UB) (5)	10/27 at 100.00	AAA	20,498,344
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	6,240,750
	Trust Series 2018B, 5.000%, 4/15/49
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,747,093
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA	1,948,388
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38
250	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	11/20 at 100.00	CC	251,008
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (AMT)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2015B:
1,000	0.000%, 8/15/45 (Pre-refunded 8/15/25)	8/25 at 44.15	Aaa	427,800
8,000	0.000%, 8/15/45	8/25 at 44.15	Aaa	3,298,720
713,455	Total Texas			739,439,774

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.5% (1.0% of Total Investments)
$ 27,055	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%,	7/27 at 100.00	A2	$ 30,807,258
	7/01/47 (AMT)
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A2	5,200,290
	7/01/48 (AMT)
5,795	Utah Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	6,632,320
	Project, Series 2016, 5.000%, 10/15/46
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2012, 5.000%,	5/21 at 100.00	AA+ (4)	2,051,580
	5/15/43 (Pre-refunded 5/15/21)
	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012:
1,665	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	N/R (4)	1,792,805
2,445	5.000%, 6/15/42 (Pre-refunded 6/15/22)	6/22 at 100.00	A+ (4)	2,632,678
43,460	Total Utah			49,116,931
	Virginia – 3.2% (2.0% of Total Investments)
785	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	11/20 at 100.00	BB–	776,357
	Series 2006, 5.000%, 9/01/26
560	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/30 at 100.00	A+	636,910
	Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/45
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	520,789
	Appreciation Series 2012B, 0.000%, 7/15/40 (7)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	1,115,330
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing	11/20 at 100.00	AA+	1,004,560
	Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (AMT)
12,000	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads	1/28 at 100.00	AA	14,493,480
	Transportation Fund Revenue Bonds, Senior Lien Series 2018A, 5.000%, 7/01/52
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	2,619,096
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
4,750	5.000%, 10/01/47	10/29 at 100.00	Baa2	5,641,765
6,000	4.000%, 10/01/49	10/29 at 100.00	Baa2	6,548,220
1,810	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	A2	1,979,217
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	5,860,406
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	1,267,400
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	6,247,650
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B:
2,000	4.000%, 11/01/33	11/22 at 100.00	AA–	2,086,280
3,000	5.000%, 11/01/46	11/22 at 100.00	AA–	3,167,850
6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/20 at 100.00	B–	6,140,866
	Bonds, Series 2007B1, 5.000%, 6/01/47
15,605	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	17,415,492
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 8,135	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB–	$ 8,386,209
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
4,225	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB–	4,498,189
14,375	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB–	15,011,525
96,900	Total Virginia			105,417,591
	Washington – 3.7% (2.4% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/24 at 100.00	AA–	2,277,560
	Refunding Series 2014A, 5.000%, 7/01/40
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids	1/26 at 100.00	Aa3 (4)	2,939,371
	Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41 (Pre-refunded 1/01/26)
14,380	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	16,172,036
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A2	2,629,591
14,955	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%,	5/27 at 100.00	A+	17,145,459
	5/01/42 (AMT)
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (AMT)	5/27 at 100.00	A+	6,982,140
4,515	5.000%, 5/01/43 (AMT)	5/27 at 100.00	A+	5,151,841
1,145	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	A+	1,346,188
	4/01/44 (AMT)
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+	10,323,100
	Bonds, Series 2013A, 5.000%, 5/01/43
5,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	5,216,403
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/21 at 100.00	N/R (4)	1,670,708
	Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,244,360
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	1,062,640
	Series 2012A, 5.000%, 10/01/42
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	Aa2	13,039,850
	Series 2015A, 5.000%, 10/01/45 (UB)
5,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	BBB+	5,532,700
	Bonds, Series 2018, 5.000%, 7/01/58
2,525	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,729,348
	University, Series 2020, 4.000%, 5/01/45
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement	1/23 at 100.00	BBB–	325,549
	Community, Refunding Series 2012, 5.000%, 1/01/48
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	6,358,824
	0.000%, 6/01/24 – NPFG Insured
18,470	Washington, General Obligation Compound Interest Bonds, Series 1999S-3, 0.000%, 1/01/21	No Opt. Call	AA+	18,462,243
113,720	Total Washington			123,609,911

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.8% (0.5% of Total Investments)
$ 7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	$ 7,575,400
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	17,694,900
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	2,348,840
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
24,000	Total West Virginia			27,619,140
	Wisconsin – 1.9% (1.2% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
34	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	819
30	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	703
29	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	675
29	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	626
28	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	603
36	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	751
36	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	725
35	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	680
34	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	649
33	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	623
1,715	5.500%, 7/01/56, 144A (6)	3/28 at 100.00	N/R	1,235,232
37	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	669
36	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	635
35	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	605
34	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	571
34	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	545
33	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	515
32	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	492
31	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	471
31	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	446
33	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	456
401	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	5,089
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
59	0.000%, 1/01/46, 144A (6)	No Opt. Call	N/R	1,483
59	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	1,403
58	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	1,368
58	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	1,326
57	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	1,252
62	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	1,344
1,607	0.000%, 7/01/51, 144A (6)	3/28 at 100.00	N/R	1,011,540
62	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	1,279
61	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	1,235
61	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	1,189
60	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	1,144
59	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	1,106
59	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	1,064
58	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	1,022
57	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	993
57	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	951
56	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	907
56	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	875
55	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	841
54	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	817
54	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	781
53	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	729
693	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	8,798

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 10,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical	6/30 at 100.00	A+	$ 11,103,000
	Center Project, Refunding Series 2020A, 4.000%, 6/01/45
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian	7/23 at 100.00	N/R (4)	5,606,750
	HealthCare, Inc, Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,302,287
	Series 2012B, 5.000%, 2/15/32
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	2,832,390
	Lutheran, Series 2011A, 5.250%, 10/15/39
10,225	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	11,712,328
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39
1,870	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit	7/26 at 100.00	A	2,005,257
	Health System, Inc, Series 2016, 4.000%, 7/01/46
4,220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	Aa3	4,681,879
	Children’s Hospital of Wisconsin, Inc, Series 2017, 4.000%, 8/15/42
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Marshfield Clinic, Series 2016A:
12,440	5.000%, 2/15/42	2/26 at 100.00	A–	13,936,283
6,000	5.000%, 2/15/46	2/26 at 100.00	A–	6,671,220
60,046	Total Wisconsin			62,147,421
$ 4,979,640	Total Municipal Bonds (cost $4,751,654,851)			5,213,060,393

Shares	Description (1), (8)			Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc			$ 132,356
32,524	Invesco Quality Municipal Income Trust			396,143
	Total Investment Companies (cost $530,611)			528,499
	Total Long-Term Investments (cost $4,752,185,462)			5,213,588,892
	Floating Rate Obligations – (2.8)%			(92,900,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (16.4)% (9)			(545,220,708)
	MuniFund Preferred Shares, net of deferred offering costs – (20.3)% (10)			(678,366,149)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (18.9)% (11)			(630,176,454)
	Other Assets Less Liabilities – 2.0%			67,326,567
	Net Assets Applicable to Common Shares – 100%			$ 3,334,252,148

NAD	Nuveen Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 10.5%.
(10)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 13.0%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax.
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.5% (99.9% of Total Investments)
	MUNICIPAL BONDS – 155.5% (99.9% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020:
$ 875	4.000%, 7/01/35 – BAM Insured	7/30 at 100.00	A3	$ 1,008,254
1,000	4.000%, 7/01/37 – BAM Insured	7/30 at 100.00	A3	1,142,610
975	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	A3	1,102,774
3,550	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B, 4.000%, 6/01/45	6/30 at 100.00	A1	3,913,165
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	BBB+	4,728,677
	Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41
23,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A,	No Opt. Call	A3	31,779,646
	5.000%, 9/01/46
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	5,044,697
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	5,832,132
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
44,035	Total Alabama			54,551,955
	Alaska – 0.5% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
17,040	5.000%, 6/01/32	11/20 at 100.00	B3	17,044,260
5,070	5.000%, 6/01/46	11/20 at 100.00	B3	5,091,497
22,110	Total Alaska			22,135,757
	Arizona – 1.7% (1.1% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	1,510,881
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
3,815	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for	8/30 at 100.00	A+	4,357,302
	Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,167,536
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	A2	8,285,560
	2015B, 5.000%, 7/01/43 – AGM Insured
1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,562,549
	HonorHealth, Series 2019A, 5.000%, 9/01/42
5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	5,744,524
	Refunding Series 2016A, 4.000%, 1/01/36
6,355	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	7,017,509
	Series 2019A, 4.000%, 7/01/44
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	9,798,716
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	15,333,800
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,659,250
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	14,819,168
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
56,845	Total Arizona			73,256,795

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.1% (0.1% of Total Investments)
$ 5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%,	11/20 at 100.00	N/R	$ 5,080,356
	5/01/28 – ACA Insured
	California – 10.1% (6.5% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	16,789,344
	1999A, 0.000%, 10/01/32 – NPFG Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,830,131
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties,	No Opt. Call	Aa3	3,018,819
	California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,574,400
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	7,285,785
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/24 at 100.00	Aa3 (4)	11,612,400
	Series 2014F-1, 5.000%, 4/01/54 (Pre-refunded 4/01/24)
8,000	Beverly Hills Unified School District, Los Angeles County, California, General	No Opt. Call	AA+	6,413,280
	Obligation Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation
	Bonds, Series 2015A:
2,250	0.000%, 8/01/32 (Pre-refunded 2/01/25) (7)	2/25 at 100.00	A+ (4)	2,371,432
1,350	0.000%, 8/01/33 (Pre-refunded 2/01/25) (7)	2/25 at 100.00	A+ (4)	1,422,860
160	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	185,165
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	3,179,809
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,689,858
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	7,264,938
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	835,002
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford	11/21 at 100.00	AA– (4)	3,504,226
	Hospital and Clinics, Series 2008A-2 RMKT, 5.250%, 11/15/40 (Pre-refunded 11/15/21)
1,330	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	1,460,619
	Series 2020A, 4.000%, 4/01/49
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard
	Children’s Hospital, Series 2012A:
3,000	5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	A+	3,148,410
10,000	5.000%, 8/15/51	8/22 at 100.00	A+	10,494,700
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	583,440
	System, Series 2013A, 5.000%, 7/01/37
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series	11/21 at 100.00	Aa3	1,771,988
	2012A, 5.000%, 11/15/40
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and
	Clinics, Tender Option Bond Trust 2016-XG0049:
485	9.284%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	546,474
525	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	591,607
1,285	9.292%, 8/15/51, 144A (IF) (5)	8/22 at 100.00	AA–	1,448,028
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	1,699,620
	Refunding Series 2017A, 5.000%, 7/01/42
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,062,050
	2017, 5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	3,293,847
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	5,703,650
	4.000%, 8/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 –	11/20 at 100.00	AA–	$ 5,017
	AMBAC Insured
7,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	11/20 at 100.00	AA–	7,025,480
10,000	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	AA–	10,399,100
	5.000%, 10/01/41
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB–	10,324,660
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
2,052	5.750%, 7/01/30 (6)	11/20 at 100.00	N/R	1,887,772
2,634	5.750%, 7/01/35 (6)	11/20 at 100.00	N/R	2,423,327
3,161	5.500%, 7/01/39 (6)	11/20 at 100.00	N/R	2,907,993
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System	No Opt. Call	AA	9,203,298
	Improvement Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,654,383
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General	8/23 at 100.00	AA+ (4)	3,764,299
	Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38 (Pre-refunded 8/01/23)
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	5,775,348
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (7)	1/31 at 100.00	Baa2	1,027,254
3,350	5.750%, 1/15/46	1/24 at 100.00	Baa2	3,741,715
8,350	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	9,867,529
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA+ (4)	29,986,500
	Series 1995A, 0.000%, 1/01/21 (ETM)
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	10,312,700
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
8,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	8,383,253
	Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47
10,170	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	10,461,065
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B,	7/21 at 100.00	Aaa	4,010,583
	6.125%, 7/15/40 (Pre-refunded 7/15/21)
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	3,962,250
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	2,984,611
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Community Facilities	No Opt. Call	N/R	1,315,260
	District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	11/20 at 100.00	N/R (4)	998,602
	Series 1994, 5.375%, 2/15/34 (ETM)
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/21 at 100.00	Aa2	10,073,300
	2011A, 5.000%, 7/01/41
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds,	No Opt. Call	Baa2	2,295,207
	Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	10,652,078
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	8,567,955
	Series 2009B, 6.500%, 11/01/39
350	Mt Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	No Opt. Call	N/R (4)	375,053
	5.125%, 12/01/23 – AMBAC Insured (ETM)

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding	No Opt. Call	Aa3	$ 10,692,735
	Series 2009, 0.000%, 8/01/34 – AGC Insured
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presybterian, Series	12/21 at 100.00	N/R (4)	3,728,079
	2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	2,202,800
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/29
3,255	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	3,707,543
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	1,999,222
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	N/R (4)	2,466,872
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	Aa3	877,300
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	1,920,080
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	BBB–	7,202,869
	8/01/33 – AGC Insured
2,850	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+ (4)	3,139,332
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,626,750
	Bonds, Series 2011A, 0.000%, 8/01/28
1,000	Rim of the World Unified School District, San Bernardino County, California, General	8/21 at 100.00	A2 (4)	1,036,070
	Obligation Bonds, Series 2011C, 5.000%, 8/01/38 (Pre-refunded 8/01/21) – AGM Insured
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+	822,434
	Series 2013A, 5.750%, 6/01/44
2,400	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+ (4)	2,604,552
	Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	2,349,833
	2011, 7.500%, 12/01/41
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	4,367,120
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
8,075	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/30 at 100.00	AA–	9,485,541
	Bonds, Local Water Series 2020C, 4.000%, 11/01/50
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB	11,650,368
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB	35,820,785
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	6,914,823
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation	No Opt. Call	A+	2,704,495
	Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,455	San Mateo County Community College District, California, General Obligation Bonds,	No Opt. Call	AAA	4,445,065
	Series 2006A, 0.000%, 9/01/21 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	AA+	3,818,888
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	9,777,285
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured
	San Ysidro School District, San Diego County, California, General Obligation Bonds,
	Refunding Series 2015:
5,000	0.000%, 8/01/46	8/25 at 32.80	A3	1,490,600
6,570	0.000%, 8/01/47	8/25 at 30.90	A3	1,835,067
1,305	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	11/20 at 100.00	BBB	1,306,814
	Bonds, Series 2005A-1, 4.750%, 6/01/23
2,630	Union Elementary School District, Santa Clara County, California, General Obligation	No Opt. Call	Baa2	2,544,499
	Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,900	West Hills Community College District, California, General Obligation Bonds, School	8/21 at 100.00	A2 (4)	$ 4,081,155
	Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 (Pre-refunded
	8/01/21) – AGM Insured
447,982	Total California			434,786,450
	Colorado – 10.9% (7.0% of Total Investments)
1,365	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/24 at 102.00	N/R	1,391,440
	2019, 5.000%, 12/01/51
500	Blue Lake Metropolitan District 2 , Lochbuie, Colorado, Limited Tax General Obligation	12/21 at 103.00	N/R	515,355
	Bonds, Series 2016A, 5.750%, 12/01/46
1,140	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/30 at 100.00	A2	1,295,872
	Obligation Limited Tax Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/45 –
	AGM Insured
1,060	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement	12/23 at 103.00	N/R	1,095,425
	Series 2018, 5.250%, 12/01/48
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,627,652
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,701,378
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB–	1,352,275
	Refunding Series 2013A, 5.375%, 12/01/33
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB	119,196
	Refunding Series 2014, 5.000%, 12/01/43
3,500	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	4,041,800
	2020, 4.000%, 8/01/50 – BAM Insured
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	1,735,207
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
2,005	5.000%, 6/01/34 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	2,573,137
4,615	5.000%, 6/01/35 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,922,706
7,205	5.000%, 6/01/36 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	9,246,609
8,715	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	11,184,482
4,105	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	5,268,193
8,545	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	10,966,311
5,235	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	5,938,846
	Group, Series 2019A, 4.000%, 11/15/43
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	2,321,553
	Initiatives, Series 2011A, 5.000%, 2/01/41 (Pre-refunded 2/01/21)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	5,520,100
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	5,475,950
	Colorado Project, Series 2013A, 5.000%, 12/01/36
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,229,920
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
24,365	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	26,245,491
	Series 2019A-2, 4.000%, 8/01/49
3,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	3,933,507
	Communities & Services, Series 2020A, 4.000%, 12/01/50
2,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/22 at 100.00	N/R (4)	2,550,964
	Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42 (Pre-refunded 6/01/22)
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	1,136,350
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	N/R	853,725
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	Baa1	$ 1,609,785
	Refunding Series 2015B, 4.000%, 9/01/34
7,560	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	8,109,083
	Series 2020A, 4.000%, 9/01/50
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	1,133,060
	2019A, 4.000%, 11/01/39
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,817,110
	Refunding Series 2019A, 4.000%, 1/01/37
4,880	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	5,580,378
	Refunding Series 2019B, 4.000%, 1/01/40
4,150	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	4,472,164
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax
	General Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	2,011,353
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,808,215
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise
	Revenue Bonds, Series 2017B:
2,000	5.000%, 12/01/42	12/27 at 100.00	A+	2,349,200
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,428,068
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	A+	1,767,480
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	2,256,300
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
6,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	7,330,505
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	AA–	5,866,900
2,505	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/39	12/30 at 100.00	AA–	2,978,144
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41	8/26 at 100.00	A1	8,561,408
1,000	5.000%, 8/01/46	8/26 at 100.00	A1	1,195,950
1,000	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	942,460
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%,	11/22 at 100.00	A+ (4)	12,200,528
	11/15/37 (Pre-refunded 11/15/22)
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	14,058,807
	2013B, 5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	2,978,675
	2018B, 5.000%, 12/01/48
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
5,120	5.000%, 12/01/32	12/26 at 100.00	BBB–	5,485,363
2,935	5.000%, 12/01/35	12/26 at 100.00	BBB–	3,132,437
1,800	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,904,742
365	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	375,494
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	13,856,803
	9/01/21 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	6,131,924
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	38,453,065
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,210,852
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	37,875,712

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$ 9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	$ 8,326,678
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	2,164,879
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	13,039,355
2,200	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	2,550,746
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/49 – AGM Insured
2,000	Firestone, Colorado, Water Enterprise Revenue Bonds, Series 2020, 4.000%, 12/01/45 –	12/30 at 100.00	AA	2,351,500
	BAM Insured
1,755	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation Limited	12/30 at 100.00	A2	2,017,162
	Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/50 – AGM Insured
1,000	Little Thompson Water District, Colorado, Water Revenue Bonds, Series 2020,	12/30 at 100.00	AA–	1,150,350
	4.000%, 12/01/50
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General	12/26 at 100.00	BBB+	1,145,840
	Obligation Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series	12/26 at 100.00	AA+	1,128,820
	2017, 4.000%, 12/01/36
1,085	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County,	12/22 at 103.00	N/R	1,129,615
	Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds,
	Refunding Series 2017A, 5.750%, 12/01/47
1,224	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation	12/21 at 103.00	N/R	1,234,943
	Limited Tax Bonds, Series 2016, 4.375%, 12/01/31
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	20,337,789
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported
	Revenue Bonds, Series 2019A:
3,040	4.000%, 12/01/37 – AGM Insured	12/29 at 100.00	A	3,583,826
3,255	4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	A	3,743,380
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue	12/20 at 100.00	A2 (4)	2,652,118
	Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
8,765	5.000%, 12/01/42	12/27 at 100.00	A2	10,484,956
3,600	5.000%, 12/01/47	12/27 at 100.00	A2	4,284,360
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project
	Private Activity Bonds, Series 2010:
15,000	6.500%, 1/15/30	11/20 at 100.00	Baa3	15,032,550
4,150	6.000%, 1/15/41	11/20 at 100.00	Baa3	4,157,470
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	3,861,423
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%,
	12/01/46 – AGM Insured
1,000	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise	12/28 at 100.00	A3	1,042,640
	Revenue Bonds, Green Series 2020, 3.250%, 12/01/45 – BAM Insured
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A,	11/22 at 100.00	Aa3	4,261,840
	5.000%, 11/15/42
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	16,900,765
	(Pre-refunded 6/01/24)
2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	2,776,325
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
5,000	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020,	12/29 at 100.00	AA	6,348,400
	5.000%, 12/01/44
2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017,	12/26 at 100.00	AA	2,691,323
	5.000%, 12/15/30
461,464	Total Colorado			471,524,462

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.6% (0.4% of Total Investments)
$ 1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	$ 1,855,640
	University, Series 2016Q-1, 5.000%, 7/01/46
2,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	2,942,212
	Affiliates, Series 2020A, 5.000%, 1/01/55, 144A
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	7,982,097
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A3	593,785
2,425	5.000%, 7/01/42	7/27 at 100.00	A3	2,819,693
7,075	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/30 at 100.00	A+	8,825,779
	Series 2020A, 5.000%, 5/01/40
21,615	Total Connecticut			25,019,206
	Delaware – 0.4% (0.2% of Total Investments)
3,350	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	3,751,766
	2013, 5.000%, 7/01/32 (Pre-refunded 7/01/23)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	1,164,880
	Series 2018, 5.000%, 6/01/48
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	10,339,165
	5.000%, 6/01/55
13,420	Total Delaware			15,255,811
	District of Columbia – 1.1% (0.7% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB–	1,157,900
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	11/20 at 20.76	N/R	22,159,700
	Bonds, Series 2006A, 0.000%, 6/15/46
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A–	4,176,620
60	5.000%, 4/01/36 (Pre-refunded 4/01/27)	4/27 at 100.00	N/R (4)	77,014
3,440	5.000%, 4/01/36	4/27 at 100.00	A–	4,092,224
15,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 5.000%,	4/21 at 100.00	A– (4)	15,448,001
	4/01/40 (Pre-refunded 4/01/21) – AMBAC Insured
1,195	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	1,376,317
	Bonds, Series 2020A, 4.000%, 7/15/45
131,595	Total District of Columbia			48,487,776
	Florida – 7.5% (4.8% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,939,104
	Academy, Inc Project, Series 2016, 5.000%, 9/01/46
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%,	10/21 at 100.00	A1 (4)	11,474,210
	10/01/41 (Pre-refunded 10/01/21) – AGM Insured
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,343,730
2,315	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	2,534,994
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	BB+	3,712,586
	University, Refunding Series 2013, 6.125%, 11/01/43
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018,	10/28 at 100.00	Aa3	6,363,809
	4.000%, 10/01/43
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
8,555	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	9,714,459
4,280	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	4,826,000

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 530	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	$ 560,544
	Renaissance Charter School, Inc Projects, Series 2020C, 5.000%, 9/15/50, 144A
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	964,933
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,434,323
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	AA–	17,737,950
	Airport, Series 2018F, 5.000%, 10/01/48 (UB) (5)
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International
	Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A	6,452,725
12,885	5.000%, 10/01/44	10/24 at 100.00	A	14,442,539
11,145	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida	2/31 at 100.00	Baa1	11,872,991
	Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series	10/22 at 100.00	A+	431,984
	2012, 5.000%, 10/01/30
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding	11/21 at 100.00	A2	1,595,010
	Series 2011, 5.000%, 11/15/24
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,802,700
	5.000%, 11/15/45
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City
	Center/Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	4,306,938
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	21,609,153
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	BB+	180,418
2,000	5.125%, 7/01/38	7/27 at 100.00	BB+	1,672,840
5,035	5.125%, 7/01/46	7/27 at 100.00	BB+	3,956,402
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A,	2/21 at 100.00	Aa3 (4)	1,217,052
	6.000%, 2/01/30 (Pre-refunded 2/01/21) – AGM Insured
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	8,143,632
	of Miami, Series 2015A, 5.000%, 4/01/45
17,925	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	20,674,874
	of Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	11/20 at 100.00	BBB+	10,027,700
	2010A, 5.000%, 7/01/35
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	1,338,248
	Academy, Seres 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,126,530
	Refunding Series 2014B, 5.000%, 10/01/37
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series	11/20 at 100.00	A2	4,012,280
	2010B, 5.000%, 10/01/35 – AGM Insured
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A,	10/26 at 100.00	A–	1,725,690
	5.000%, 10/01/41
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,	6/27 at 100.00	Aa3	5,623,958
	Series 2017, 5.000%, 6/01/38
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series	10/22 at 100.00	A2	1,990,711
	2012B, 5.000%, 10/01/37
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding
	Series 2012:
5,500	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	5,933,730
3,000	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1 (4)	3,236,580
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	7,913,150
	4.000%, 7/01/48

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%,	10/22 at 100.00	A+ (4)	$ 6,293,339
	10/01/42 (Pre-refunded 10/01/22)
9,965	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	11,476,690
	4.000%, 10/01/49
2,400	New Smyrna Beach Utilities Commission, Florida, Utility System Revenue Certificates,	4/30 at 100.00	Aa2	2,822,832
	Refunding Series 2020, 4.000%, 10/01/49
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/22 at 100.00	A2 (4)	799,268
	Health, Inc, Series 2012A, 5.000%, 10/01/42 (Pre-refunded 4/01/22)
1,095	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 91.18	BBB–	777,614
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/32
5,045	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	5,846,297
	Improvement Series 2019A-1, 5.000%, 10/01/49
10,120	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist	8/29 at 100.00	A1	11,259,006
	Health Systems of South Florida Obligated Group, Series 2019, 4.000%, 8/15/49
5,680	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue Bonds,	11/26 at 100.00	A–	6,570,454
	ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences	6/22 at 102.00	N/R	278,144
	of Boca Raton Project, Series 2014A, 7.250%, 6/01/34
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series	11/20 at 100.00	A3	1,388,033
	2007, 5.000%, 5/01/30 – RAAI Insured
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa3	7,264,843
	4.000%, 5/01/33
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Series 2017:
4,595	5.000%, 8/15/42	8/27 at 100.00	A1	5,385,478
12,325	5.000%, 8/15/47	8/27 at 100.00	A1	14,335,084
2,785	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose	No Opt. Call	Baa2	3,150,531
	Bonds, Stadium Project, Series 1995, 5.750%, 10/01/25 – NPFG Insured
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A,	5/22 at 100.00	Aa2	3,481,665
	5.000%, 11/15/33
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	4,368,600
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
345	4.000%, 7/01/39	7/30 at 100.00	A–	391,813
5,545	5.000%, 7/01/50	7/30 at 100.00	A–	6,694,867
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series	7/22 at 100.00	A2 (4)	10,478,063
	2012B, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/21 at 100.00	A2 (4)	1,566,675
	Aeronautical University, Inc Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded
	10/15/21) – AGM Insured
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A3 (4)	2,399,500
	Aeronautical University, Series 2015B, 5.000%, 10/15/45 (Pre-refunded 4/15/25)
1,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A3	1,132,610
	Aeronautical University, Series 2020A, 4.000%, 10/15/39
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	8,230,576
	University Inc Project, Series 2015, 5.000%, 6/01/45
293,600	Total Florida			324,286,459
	Georgia – 3.9% (2.5% of Total Investments)
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	A+	7,522,381
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	4,102,712
2,040	5.000%, 11/01/35 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	2,461,627

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 3,420	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	$ 3,605,056
	FGIC Insured
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	2,333,620
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	A1	6,529,019
	Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
4,330	5.000%, 4/01/42	4/27 at 100.00	A	5,052,287
13,620	5.000%, 4/01/47	4/27 at 100.00	A	15,768,283
5,485	4.000%, 4/01/50	4/30 at 100.00	A	6,079,080
29,000	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	32,227,700
	Project, Series 2019A, 4.000%, 7/01/49
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA–	14,538,051
	Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA–	8,851,125
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.250%, 2/15/45
3,565	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series	7/28 at 100.00	BBB+	4,216,183
	2019A, 5.000%, 1/01/63
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	12,111,330
	Wellstar Health System Inc, Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	No Opt. Call	AA+	1,732,752
	2005, 5.250%, 2/01/27 – BHAC Insured
	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,860	5.000%, 5/15/43	5/29 at 100.00	A3	2,174,080
8,000	5.000%, 5/15/49	No Opt. Call	A3	11,126,480
7,905	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	8,759,056
	Series 2015A, 5.000%, 7/01/60
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	8,848,896
	Series 2015, 5.000%, 10/01/40
7,000	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc	7/29 at 100.00	A1	7,833,280
	Project, Series 2019A, 4.000%, 7/01/44
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South	10/21 at 100.00	AA– (4)	2,728,962
	Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)
147,865	Total Georgia			168,601,960
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	4,612,160
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	282,436
	University, Series 2013A, 6.875%, 7/01/43
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/22 at 100.00	A–	2,174,904
	Series 2012A, 5.000%, 3/01/47
2,500	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	11/20 at 101.00	Aaa	2,535,975
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
4,610	Total Idaho			4,710,879
	Illinois – 19.3% (12.4% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue
	Bonds, Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	A2	1,217,050
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	A2	342,513
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	A2	1,627,450

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2002B:
$ 4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	$ 3,580,332
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,890,440
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	12,638,560
	Series 2016, 6.000%, 4/01/46
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	B1	2,962,609
	Series 2011A, 5.000%, 12/01/41
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	5,419,150
	Refunding Series 2017G, 5.000%, 12/01/34
6,920	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB–	7,315,755
	Refunding Series 2018D, 5.000%, 12/01/46
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB–	13,495,428
	Series 2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	2,085,880
	Series 2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	29,091,143
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
19,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BB–	19,568,248
1,000	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB–	1,135,640
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal	6/21 at 100.00	A2	3,589,985
	Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011,
	5.250%, 6/01/26 – AGM Insured
3,225	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	3,451,105
	Series 2020A, 4.000%, 12/01/55
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011,	12/21 at 100.00	A3 (4)	6,097,390
	5.250%, 12/01/40 (Pre-refunded 12/01/21)
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	10,506,535
	5.250%, 12/01/49
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	BBB–	32,051,293
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	BBB–	31,794,444
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	BBB–	20,412,068
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	11,563,287
	6.000%, 1/01/38
4,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/40	1/29 at 100.00	BBB–	4,064,280
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	N/R (4)	5,276,400
	(Pre-refunded 1/01/22)
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	5,221,850
	City Colleges, Series 2013, 5.250%, 12/01/43
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	5,201,640
	City Colleges, Series 2017, 5.000%, 12/01/47
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General	No Opt. Call	Aa2	4,862,519
	Obligation Bonds, Series 2001, 0.000%, 12/01/20 – FGIC Insured
	Cook County Community High School District 219, Niles Township, Illinois, General
	Obligation Capital Appreciation Bonds, Series 2001:
2,575	0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Baa2	2,572,889
3,615	0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	3,614,060
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A:
3,500	5.250%, 11/15/22	11/20 at 100.00	A2	3,511,165
12,425	5.250%, 11/15/33	11/20 at 100.00	A2	12,455,690
3,500	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	Aa2	3,944,850
	2018A, 4.000%, 12/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002RMKT:
$ 2,750	3.900%, 11/01/36	11/27 at 102.00	A	$ 2,965,847
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,971,405
3,215	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident	10/30 at 100.00	BBB+	3,407,578
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020, 4.000%, 10/01/55
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012,	6/22 at 100.00	Aa3 (4)	5,396,048
	5.000%, 6/01/42 (Pre-refunded 6/01/22)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
3,500	5.000%, 2/15/32	2/27 at 100.00	Aa2	4,255,405
55	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	66,552
1,200	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	1,452,036
25,880	4.000%, 2/15/41	2/27 at 100.00	Aa2	28,479,646
1,000	5.000%, 2/15/41	2/27 at 100.00	Aa2	1,187,660
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	4,474,848
	5.000%, 9/01/38
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	AA+	9,762,637
11,030	5.000%, 9/01/42	9/24 at 100.00	AA+	12,220,688
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%,	5/22 at 100.00	A1 (4)	3,099,121
	5/15/43 (Pre-refunded 5/15/22)
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	18,333,696
	5.000%, 12/01/40
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender	8/22 at 100.00	Aa2	1,325,060
	Option Bond Trust 2015-XF0076, 17.727%, 8/15/37, 144A (IF)
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	15,220,720
	5.000%, 11/15/45
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	2,435,038
	2013A, 6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	BBB+	4,558,962
	Refunding Series 2015C, 5.000%, 8/15/44
5,410	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/27 at 100.00	A+	6,239,623
	Inc, Series 2017A, 5.000%, 3/01/47
8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%,	8/21 at 100.00	A2	8,316,013
	8/15/41 – AGM Insured
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center,
	Series 2011C:
1,000	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,014,680
2,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	2,536,700
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A,	10/21 at 100.00	AA–	16,045,250
	5.000%, 10/01/51
	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB–	2,601,550
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	3,063,960
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/34	12/27 at 100.00	BBB–	5,255,650
1,175	5.000%, 12/01/35	12/27 at 100.00	BBB–	1,231,541
5,420	5.000%, 12/01/39	12/27 at 100.00	BBB–	5,618,047
1,600	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	BBB–	1,669,104
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	1,833,948
3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	3,886,527

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, May Series 2018A:
$ 17,000	6.000%, 5/01/26	No Opt. Call	BBB–	$ 19,375,580
4,485	6.000%, 5/01/27	No Opt. Call	BBB–	5,173,986
	Illinois State, General Obligation Bonds, May Series 2020:
1,115	5.500%, 5/01/30	No Opt. Call	BBB–	1,275,214
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	5,853,961
2,515	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/23	No Opt. Call	BBB–	2,688,862
9,710	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	10,622,934
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 –	11/20 at 100.00	BBB–	10,030,400
	AGM Insured
2,500	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/25	3/22 at 100.00	BBB–	2,575,000
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	2,097,210
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,443,365
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	A1	8,927,200
6,500	5.000%, 1/01/39	1/24 at 100.00	A1	7,244,770
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	11,617,886
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	10,374,630
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2017A,	1/28 at 100.00	A1	11,972,700
	5.000%, 1/01/42
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,481,891
	2015-XF0051, 17.207%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%,	No Opt. Call	BBB–	13,080,548
	11/01/26 – FGIC Insured
1,740	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation	No Opt. Call	A2	1,727,942
	Refunding Bonds, Series 2001B, 0.000%, 11/01/21 – AGM Insured
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington,	No Opt. Call	A2	4,035,437
	Illinois, General Obligation Bonds, Refunding Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)
3,125	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	3,407,219
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/45 – AGM Insured
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/21 at 100.00	A2	5,040,550
	Revenue Source Series 2011A, 5.250%, 1/01/39 – AGM Insured
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois,	No Opt. Call	Baa2	17,750,117
	General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital	No Opt. Call	Aa2	2,906,712
	Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BB+	5,108,650
	Bonds, Refunding Series 2012B, 5.000%, 6/15/52
2,350	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BB+	2,583,191
	Bonds, Refunding Series 2020A, 5.000%, 6/15/50
8,800	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	9,529,608
	Bonds, Series 2015A, 5.500%, 6/15/53
4,750	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	5,124,062
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	13,327,380
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	2,074,741

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
$ 16,570	0.000%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	BB+ (4)	$ 16,561,549
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	BB+	4,929,690
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	23,146,666
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	12,292,413
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
3,455	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BB+ (4)	3,738,241
3,725	5.500%, 12/15/23 – FGIC Insured	No Opt. Call	BB+	3,999,160
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,420	5.700%, 6/15/25 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	1,554,289
5,080	5.700%, 6/15/25	6/22 at 101.00	BB+	5,422,900
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	BB+	8,529,280
1,115	5.750%, 6/15/27	6/22 at 101.00	BB+	1,186,282
4,610	5.750%, 6/15/27 (Pre-refunded 6/15/22)	6/22 at 101.00	N/R (4)	5,049,656
195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	170,680
3,505	0.000%, 6/15/30	No Opt. Call	BBB	2,611,821
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	17,370,080
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	1,804,131
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	6,035,919
7,790	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	9,395,831
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	19,387,813
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A2	3,114,660
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	4,998,840
	Group, Inc, Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,640,982
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	8,180,690
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	2,216,080
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,687,345
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	771,194
2,550	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	Baa2	2,500,887
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General	12/20 at 100.00	A2 (4)	1,905,252
	Obligation Bonds, Series 2011, 7.250%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured
827,330	Total Illinois			834,141,265
	Indiana – 3.2% (2.0% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	6,316,080
	Project, Series 2014, 5.000%, 10/01/44
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,451,550
5,420	5.000%, 5/01/42 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	6,043,951
10,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	11,355,000
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation
	Group, Refunding 2015A:
$ 1,875	4.000%, 12/01/40	6/25 at 100.00	AA	$ 2,037,019
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,864,066
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana	3/22 at 100.00	AA– (4)	9,169,461
	Obligated Group, Series 2012, 5.000%, 3/01/41 (Pre-refunded 3/01/22)
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series	12/20 at 100.00	AA– (4)	2,509,325
	2010B, 5.000%, 12/01/37 (Pre-refunded 12/01/20)
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	12,952,280
	First Lien Green Series 2016A, 5.000%, 10/01/46
4,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/30 at 100.00	Aa3	4,920,342
	First Lien Green Series 2020A, 4.000%, 10/01/45
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/21 at 100.00	A1	5,170,900
	Series 2011B, 5.000%, 10/01/41
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/22 at 100.00	Aa3	5,370,400
	Series 2012A, 5.000%, 10/01/37
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	15,059,946
	Series 2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/26 at 100.00	A+	6,040,472
	First Lien Series 2016A, 5.000%, 10/01/46
1,960	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc	11/20 at 100.00	N/R (4)	1,966,350
	Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	16,545,786
	2016A, 5.000%, 1/01/42
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%,	7/21 at 100.00	A+ (4)	3,093,450
	1/01/31 (Pre-refunded 7/01/21)
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA–	8,960,969
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	9,125,785
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	A2	1,451,151
	2005Z, 0.000%, 1/15/28 – AGM Insured
125,825	Total Indiana			137,404,283
	Iowa – 2.0% (1.3% of Total Investments)
16,130	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	B	17,174,256
	Company Project, Series 2013, 5.250%, 12/01/25
2,310	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	11/20 at 104.00	B	2,405,080
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
2,690	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	2,836,040
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
3,085	Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc Project, Series	3/24 at 103.00	BB+	3,192,975
	2018A, 5.000%, 3/01/48
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,950	5.375%, 6/01/38	11/20 at 100.00	B–	14,140,975
12,830	5.500%, 6/01/42	11/20 at 100.00	B–	13,005,643
5,675	5.625%, 6/01/46	11/20 at 100.00	B–	5,752,691
16,100	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	11/20 at 100.00	B–	16,320,409
	5.600%, 6/01/34
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note
	Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	BBB+	5,419,946
5,990	5.000%, 12/01/41	12/26 at 100.00	BBB+	6,831,954
83,460	Total Iowa			87,079,969

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.4% (0.2% of Total Investments)
$ 2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail	11/22 at 100.00	A2	$ 2,116,460
	Health Care Inc, Series 2013J, 5.000%, 11/15/38
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health	5/22 at 100.00	AA	3,188,460
	System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series	4/26 at 100.00	AA	4,344,466
	2018A, 5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	6,232,197
	5.000%, 7/01/43
13,970	Total Kansas			15,881,583
	Kentucky – 1.0% (0.6% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	Baa2	5,042,390
	Healthcare Inc, Series 2000B, 0.000%, 10/01/28 – NPFG Insured
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A2	2,073,640
	Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BB+	1,427,426
	Health, Refunding Series 2017A, 5.000%, 6/01/37
4,625	Kentucky Economic Development Finance Authority, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	5,436,641
	Series 2019A-2, 5.000%, 8/01/49
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	5,450,200
8,610	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	9,401,345
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,
	Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,877,860
430	6.000%, 7/01/53	7/23 at 100.00	Baa3	468,266
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A–	4,727,045
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health
	Initiatives, Series 2012A:
2,980	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (4)	3,198,315
3,000	5.000%, 12/01/35	6/22 at 100.00	N/R	3,219,780
41,240	Total Kentucky			43,322,908
	Louisiana – 2.7% (1.7% of Total Investments)
7,160	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	7,395,206
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
5,500	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A,	2/29 at 100.00	AA–	6,338,475
	4.000%, 2/01/45
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson	1/21 at 100.00	A2 (4)	676,164
	Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	2,223,374
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
4,000	5.000%, 5/15/42	5/27 at 100.00	A3	4,675,200
22,625	5.000%, 5/15/46	5/27 at 100.00	A3	26,258,801
2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s	6/30 at 100.00	A+	2,235,700
	Medical Center Hospital, Series 2020A, 4.000%, 6/01/50
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	1,877,670
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/46

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
$ 20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	$ 23,683
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,556,519
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	24,770
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/21 at 100.00	A3 (4)	5,948,777
	Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	2,208,011
	Series 2015, 5.000%, 5/15/47
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	14,584,788
	2013A, 5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series	11/27 at 100.00	AA–	1,196,614
	2017C, 5.000%, 5/01/45
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/25 at 100.00	A–	13,395,840
	Project, Series 2015A, 5.000%, 1/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	5,716,600
	Project, Series 2017A, 5.000%, 1/01/48
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014,	6/24 at 100.00	BBB+	7,021,480
	5.000%, 6/01/44
4,000	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities,	4/28 at 100.00	A2	4,696,080
	Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	1,559,212
	5.000%, 12/01/40
5,000	St Tammany Parish Hospital District No 1, Louisiana, Hospital Revenue and Revenue	7/28 at 100.00	A+	5,849,650
	Refunding Bonds, St Tammany Parish Hospital Project, Series 2018, 5.000%, 7/01/48
103,870	Total Louisiana			116,462,614
	Maine – 0.5% (0.3% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1	7,268,170
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	6,780,123
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
3,440	5.000%, 7/01/43	7/28 at 100.00	A+	4,094,598
2,935	5.000%, 7/01/48	7/28 at 100.00	A+	3,467,350
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	7/21 at 100.00	Ba3	1,071,745
	Medical Center, Series 2011, 6.750%, 7/01/41
20,725	Total Maine			22,681,986
	Maryland – 1.2% (0.8% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	BB–	2,887,578
1,000	5.000%, 9/01/39	9/27 at 100.00	BB–	878,450
1,645	5.000%, 9/01/46	9/27 at 100.00	BB–	1,432,515
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	A+	10,180,464
	5.000%, 7/01/41
275	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/30 at 100.00	Baa1	300,251
	Health System Issue; Series 2020, 4.000%, 7/01/50
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy	7/21 at 100.00	BBB+	1,033,430
	Medical Cente, Series 2011, 6.250%, 7/01/31
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/22 at 100.00	A– (4)	3,769,920
	of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A–	4,351,600
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 17,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA–	$ 20,363,960
	Revitalization Program, Series 2018A, 5.000%, 5/01/42
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,272,380
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,158,096
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,250	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	B–	2,159,887
	5.000%, 11/01/47
45,690	Total Maryland			50,788,531
	Massachusetts – 1.8% (1.1% of Total Investments)
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A	1,368,150
	Obligated Group, Series 2013, 5.250%, 11/15/41
435	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB	510,307
	2019A, 5.000%, 6/01/39
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	1,025,846
	Green Bonds, Series 2015D, 5.000%, 7/01/44
11,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	13,194,203
	2016BB-1, 5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	4,189,492
	2018J-2, 5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A	1,266,100
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	2,173,707
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	9,489,304
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,936,061
	5.000%, 11/01/43
4,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	1/28 at 100.00	AA–	4,571,920
	Issue, Series 2017S-1, 4.000%, 7/01/35
1,725	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	1,980,438
	5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,512,011
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,680,419
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	4,634,910
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series	7/21 at 100.00	BBB+ (4)	929,088
	2011A, 5.125%, 7/01/41 (Pre-refunded 7/01/21)
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	7,648,898
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender	8/22 at 100.00	Aa2	8,754,750
	Option Bond Trust 2016-XF2223, 9.306%, 8/15/24, 144A (IF)
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Parking	7/21 at 100.00	A–	8,239,739
	Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41
67,225	Total Massachusetts			76,105,343
	Michigan – 5.6% (3.6% of Total Investments)
6,525	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/30 at 100.00	AA	7,483,914
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/50
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A1 (4)	5,777,805
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39 (Pre-refunded 7/01/22)

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	$ 3,555,725
	5.500%, 7/01/29 – NPFG Insured
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%,	7/21 at 100.00	A1 (4)	10,334,800
	7/01/41 (Pre-refunded 7/01/21)
3,500	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	3,802,575
	AGM Insured
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,633,496
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,891,121
8,260	0.000%, 12/01/23	No Opt. Call	AAA	8,149,812
8,575	0.000%, 12/01/24	No Opt. Call	AAA	8,394,410
10,000	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien	7/26 at 100.00	A1	12,055,600
	Series 2016C, 5.000%, 7/01/35
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series	7/26 at 100.00	A1	32,738,644
	2016A, 5.000%, 7/01/46
	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation
	Bonds, School Building & Site Series 2020-I:
2,040	4.000%, 5/01/45	5/30 at 100.00	AA	2,373,295
7,615	4.000%, 5/01/49	5/30 at 100.00	AA	8,828,755
5,375	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/30 at 100.00	Aa3	5,959,907
	Wayne, Second Lien Refunding Series 2020, 4.000%, 11/01/55
9,000	Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series	11/29 at 100.00	A	9,877,860
	2019A, 4.000%, 11/15/50
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	460,266
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series
	2014D-1, 5.000%, 7/01/37 – AGM Insured
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/22 at 100.00	N/R (4)	1,401,387
	Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44
	(Pre-refunded 7/01/22)
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,
	Refunding Series 2016MI:
100	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (4)	124,598
6,900	5.000%, 12/01/45	6/26 at 100.00	AA–	7,975,572
12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/27 at 100.00	AA–	14,159,494
	Refunding Series 2017A-MI, 4.000%, 12/01/36
5,035	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/29 at 100.00	AA–	5,625,505
	Refunding Series 2019A-MI, 4.000%, 12/01/49
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI:
35	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	36,757
9,965	5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA– (4)	10,476,404
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series	6/22 at 100.00	AA– (4)	3,219,780
	2015MI, 5.000%, 12/01/31 (Pre-refunded 6/01/22)
4,055	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	4,608,305
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
10,330	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	11,470,639
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB+	1,366,311
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
2,085	5.000%, 4/15/31 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	2,550,018
14,915	5.000%, 4/15/31	10/25 at 100.00	AA–	18,011,205
1,615	5.000%, 4/15/38	10/25 at 100.00	AA–	1,913,937
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group,	6/22 at 100.00	AA– (4)	2,148,180
	Series 2009C, 5.000%, 12/01/48 (Pre-refunded 6/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 4,790	Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School	5/29 at 100.00	Aa1	$ 5,856,493
	Building & Site Series 2019I, 5.000%, 5/01/48
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	6,032,702
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A–	2,534,378
	County Airport, Series 2015D, 5.000%, 12/01/45
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	A+	6,009,400
215,975	Total Michigan			240,839,050
	Minnesota – 2.3% (1.5% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	293,693
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley	9/26 at 102.00	N/R	286,748
	Care Center Project, Refunding Series 2019, 4.000%, 9/01/39
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project,	10/24 at 102.00	N/R	3,933,471
	Series 2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
2,130	3.500%, 8/01/25, 144A	8/22 at 100.00	N/R	2,167,914
1,000	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	1,029,050
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
3,750	5.000%, 2/15/48	2/28 at 100.00	A–	4,330,425
8,250	5.000%, 2/15/53	2/28 at 100.00	A–	9,490,552
5,240	5.250%, 2/15/53	2/28 at 100.00	A–	6,155,585
5,500	5.000%, 2/15/58	2/28 at 100.00	A–	6,312,515
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	11,123,825
	School Building Series 2018A, 4.000%, 2/01/41
2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	3,195,388
	Series 2018A, 4.000%, 2/01/37
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
2,530	4.000%, 11/15/48	11/28 at 100.00	A3	2,795,017
3,395	5.000%, 11/15/49	11/28 at 100.00	A3	4,018,933
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	A+	4,114,915
5,000	5.000%, 1/01/46	1/27 at 100.00	A+	5,820,950
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%,	12/26 at 100.00	Aa3	3,395,737
	12/01/47
4,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series	5/29 at 100.00	A2	4,406,320
	2019, 4.000%, 5/01/49
4,170	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/24 at 102.00	BBB–	4,296,810
	Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	3,456,990
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
595	4.000%, 11/15/35	11/27 at 100.00	A3	668,601
1,470	4.000%, 11/15/43	11/27 at 100.00	A3	1,617,367
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC	9/27 at 100.00	N/R	851,402
	Project, Refunding Series 2017, 5.000%, 9/01/42
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc, Series 2015A:
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	4,408,153
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	6,517,200

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,
	Refunding Series 2019:
$ 300	5.000%, 8/01/32	8/24 at 102.00	N/R	$ 318,192
150	5.000%, 8/01/33	8/24 at 102.00	N/R	158,879
250	5.000%, 8/01/35	8/24 at 102.00	N/R	264,528
600	4.000%, 8/01/39	8/24 at 102.00	N/R	599,970
2,000	5.000%, 8/01/49	8/24 at 102.00	N/R	2,090,140
86,725	Total Minnesota			98,119,270
	Mississippi – 0.3% (0.2% of Total Investments)
11,465	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University	6/27 at 100.00	Aa2	12,664,124
	of Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A,
	4.000%, 6/01/47
	Missouri – 4.0% (2.6% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	10/22 at 100.00	AA– (4)	2,819,459
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44
	(Pre-refunded 10/01/22)
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	Ba1	2,548,966
4,590	5.000%, 8/01/35	8/26 at 100.00	Ba1	4,969,409
640	4.000%, 8/01/38	8/26 at 100.00	Ba1	652,538
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	3,300,240
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	1,141,840
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A1	7,478,114
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A1	4,095,350
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475	4.000%, 1/01/38	1/28 at 100.00	AA	2,896,616
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	5,187,748
2,700	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport	11/29 at 100.00	N/R	2,700,189
	Plaza Redevelopment Area, Series 2020, 4.125%, 11/01/38
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,588,302
	Saint Luke’s Health System, Inc, Series 2016, 5.000%, 11/15/35
5,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	5,513,400
	Saint Luke’s Health System, Inc, Series 2020, 4.000%, 11/15/50
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/27 at 100.00	A1	1,653,610
	Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	12,545,898
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
3,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	3,908,796
	BJC Health System, Series 2015A, 4.000%, 1/01/45
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	1,664,910
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50
	(Mandatory Put 1/01/46)
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	15,409,800
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58
	(Mandatory Put 1/01/48) (UB) (5)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	18,713,929
	CoxHealth, Series 2013A, 5.000%, 11/15/48
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2019A:
4,165	4.000%, 11/15/44	5/29 at 100.00	A2	4,615,528
4,220	4.000%, 11/15/49	5/29 at 100.00	A2	4,647,697

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
$ 2,220	5.000%, 11/15/42	11/27 at 100.00	A+	$ 2,613,473
3,000	5.000%, 11/15/47	11/27 at 100.00	A+	3,505,170
10,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	11,043,200
	Mercy Health, Series 2020, 4.000%, 6/01/53
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/24 at 100.00	A+	3,216,750
	SSM Health Care, Series 2014A, 4.000%, 6/01/33
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	10,889,600
	Hospital, Series 2017A, 4.000%, 5/15/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
1,540	5.000%, 2/01/35	2/24 at 100.00	BBB	1,649,263
2,000	5.000%, 2/01/44	2/24 at 100.00	BBB	2,124,600
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	1,253,799
	Services Projects, Series 2016A, 5.000%, 2/01/46
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	780,024
	Services Projects, Series 2016B, 5.000%, 2/01/34
1,700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	1,870,527
	Services Projects, Series 2019A, 5.000%, 2/01/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2019C:
1,500	5.000%, 2/01/42	2/29 at 102.00	BBB	1,720,860
1,000	4.000%, 2/01/48	2/29 at 100.00	BBB	1,021,820
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	A1	547,510
	University, Series 2019A, 4.000%, 10/01/48
7,085	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds,	6/26 at 100.00	A2	8,359,025
	Pairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of
	Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,899,986
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	3,006,966
220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	234,489
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	7,823,547
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53
720	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	652,594
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29
159,320	Total Missouri			172,265,542
	Montana – 0.4% (0.2% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,464,527
	Corporation, Series 2017A, 5.250%, 5/15/47
3,310	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,879,717
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	5,623,905
	Regional Medical Center, Series 2018B, 5.000%, 7/01/48
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System	2/27 at 100.00	A+	3,012,434
	Obligated Group, Refunding Series 2016, 5.000%, 2/15/41
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	2,230,132
	Series 2018A, 5.000%, 8/15/48
14,155	Total Montana			16,210,715

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.8% (0.5% of Total Investments)
$ 2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	BBB+	$ 2,807,330
	5.000%, 9/01/42
1,200	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	11/30 at 100.00	A1	1,383,960
	Children’s Hospital Obligated Group, Refunding Series 2020A, 4.000%, 11/15/39
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	5/27 at 100.00	A1	3,462,150
	Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
3,500	5.000%, 11/01/45	11/25 at 100.00	A	3,924,375
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,566,936
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds,	11/21 at 100.00	A (4)	2,383,512
	Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42
	(Pre-refunded 11/01/21)
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA (4)	4,347,040
	(Pre-refunded 9/01/22)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,557,339
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,366,180
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	1,134,610
820	5.000%, 7/01/33	7/25 at 100.00	BBB	927,510
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,258,100
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	6,065,775
	2016A, 5.000%, 4/01/38
31,080	Total Nebraska			35,184,817
	Nevada – 2.5% (1.6% of Total Investments)
6,030	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	BBB+	6,812,212
	Series 2017A, 5.000%, 9/01/47
4,000	Clark County School District, Nevada, General Obligation Bonds, Limited Tax Building	6/28 at 100.00	A+	4,523,320
	Series 2018A, 4.000%, 6/15/37
7,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	9,021,948
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
365	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	379,155
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,406,973
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,589,126
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,740,864
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	2,991,306
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	6/21 at 100.00	AA	10,229,200
	2011C, 5.000%, 6/01/38
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA	5,840,250
10,000	5.000%, 6/01/33	12/24 at 100.00	AA	11,645,500
6,620	5.000%, 6/01/39	12/24 at 100.00	AA	7,631,668
11,915	5.000%, 6/01/39 (UB) (5)	12/24 at 100.00	AA	13,735,850
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond
	Trust 2015-XF0233:
1,000	17.988%, 12/01/22, 144A (IF) (5)	12/24 at 100.00	AA	1,611,270
3,995	18.078%, 12/01/22, 144A (IF) (5)	12/24 at 100.00	AA	6,435,506
1,250	18.089%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA	2,014,088
1,250	18.089%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA	2,014,088
2,500	18.089%, 6/01/39, 144A (IF) (5)	12/24 at 100.00	AA	4,028,175

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B,	6/22 at 100.00	AA	$ 4,349,362
	5.000%, 6/01/42
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors
	Authority, Refunding Series 2011:
395	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	407,304
530	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	546,510
7,615	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (4)	7,854,796
93,495	Total Nevada			108,808,471
	New Hampshire – 0.2% (0.1% of Total Investments)
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord	10/27 at 100.00	A2	1,738,350
	Hospital, Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds,
	Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,336,316
2,935	5.000%, 8/01/37	2/28 at 100.00	A	3,507,325
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	1,578,065
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
6,660	Total New Hampshire			8,160,056
	New Jersey – 6.0% (3.8% of Total Investments)
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB+	24,415,396
	Refunding Series 2016BBB, 5.500%, 6/15/30
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	BBB+	6,001,644
935	5.000%, 6/15/40 (Pre-refunded 6/15/24)	6/24 at 100.00	N/R (4)	1,093,324
4,065	5.000%, 6/15/40	6/24 at 100.00	BBB+	4,374,794
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB+	1,117,600
	2018EEE, 5.000%, 6/15/43
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB+	7,072,022
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24
6,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident	6/27 at 100.00	A2	6,919,200
	Group-Montclair Properties LLC, Montclair State University Student Housing Project,
	Refunding Series 2017, 5.000%, 6/01/42 – AGM Insured
10,600	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	BBB+	12,095,554
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	11/20 at 100.00	BB+	2,025,777
	Peters University Hospital, Series 2007, 5.750%, 7/01/37
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack	7/27 at 100.00	AA–	2,985,850
	Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	A1	787,356
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	A1	12,672,983
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	764,583
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	Baa1	3,541,538
7,795	5.000%, 6/15/29	6/26 at 100.00	Baa1	8,978,827
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	BBB+	4,253,650
16,495	0.000%, 12/15/33	No Opt. Call	BBB+	10,501,212

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
$ 1,815	0.000%, 12/15/26 – BHAC Insured	No Opt. Call	AA+	$ 1,655,407
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB+	7,390,200
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	25,905,360
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB+	26,897,400
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB+	5,718,700
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	5,571,350
	2010D, 5.000%, 12/15/23
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/21 at 100.00	BBB+	2,370,222
	2011B, 5.500%, 6/15/31
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	BBB+	1,044,730
	2012A, 5.000%, 6/15/42
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB+	8,058,750
	2013AA, 5.500%, 6/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB+	5,821,350
	2019A, 5.000%, 12/15/32
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	5,147,550
	2019BB, 4.000%, 6/15/44
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	17,165,820
	1/01/26 – AGM Insured
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	1,324,534
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A2	1,684,502
	17.227%, 1/01/43, 144A (IF) (5)
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A2	1,721,415
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa2	2,873,310
	9/01/25 – NPFG Insured
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	2,235,560
910	5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	1,017,180
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	4,672,489
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
10,355	5.000%, 6/01/46	6/28 at 100.00	BBB+	11,946,356
4,710	5.250%, 6/01/46	6/28 at 100.00	BBB+	5,514,044
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,959,526
	Bonds, Series 2018B, 5.000%, 6/01/46
281,320	Total New Jersey			258,297,065
	New Mexico – 0.1% (0.1% of Total Investments)
4,825	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	8/29 at 100.00	Aa3	5,367,957
	Healthcare Services, Series 2019A, 4.000%, 8/01/48
	New York – 8.5% (5.4% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	2,447,480
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	3,053,730
	2011A, 5.000%, 10/01/41
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	14,070,917
	Series 2015A, 5.000%, 7/01/50
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/22 at 100.00	AA– (4)	3,454,016
	2012A, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	AA– (4)	4,505,880
	2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	$ 1,151,330
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2015B Group C:
5	5.000%, 2/15/36 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R (4)	5,992
14,070	5.000%, 2/15/36	2/25 at 100.00	Aa2	16,266,890
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa2	15,140,125
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/45
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019D:
9,000	4.000%, 2/15/47	2/30 at 100.00	Aa2	10,084,680
10,915	5.000%, 2/15/48	2/30 at 100.00	Aa2	13,397,508
15,000	4.000%, 2/15/49	2/30 at 100.00	Aa2	16,769,850
10,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	11,257,700
	General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/48
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
445	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	451,386
9,670	5.250%, 2/15/47	2/21 at 100.00	AA–	9,793,873
1,295	5.750%, 2/15/47	2/21 at 100.00	AA–	1,313,842
2,105	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	2,138,196
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	13,748,500
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	1,131,129
780	5.000%, 9/01/44	9/24 at 100.00	A	888,857
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	6,217,250
	2018, 5.000%, 9/01/37
7,240	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A (4)	7,414,194
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
5,010	5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R (4)	5,447,523
10,090	5.000%, 9/01/42	9/22 at 100.00	A2	10,676,229
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	3,545,990
	Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/30
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/23 at 100.00	AA– (4)	1,126,470
	of Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System
	Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE:
710	5.375%, 6/15/43	12/20 at 100.00	AA+	714,310
1,390	5.375%, 6/15/43 (Pre-refunded 12/15/20)	12/20 at 100.00	N/R (4)	1,398,437
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	8,000,748
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	6,084,300
	General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/27 at 100.00	Aa3	3,956,505
	Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,534,500
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	6,021,800
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	Aa1	12,134,000
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/40

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	$ 5,710,200
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/43
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,403,526
10,370	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/40	8/29 at 100.00	AA	11,671,228
3,500	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/44	3/30 at 100.00	AA	3,924,515
1,910	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/41	8/30 at 100.00	AA	2,165,673
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	11/20 at 100.00	AA	10,040
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	11/20 at 100.00	AA	5,022
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	24,506,997
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	6,705,463
	Center Project, Series 2011, 5.750%, 11/15/51
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/22 at 100.00	AAA	4,950,271
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Tender Option Bond Trust 2016-XL0002, 13.518%, 6/15/26, 144A (IF) (5)
10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	11,492,000
	Series 2016A, 5.250%, 1/01/56
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020A:
2,000	4.000%, 3/15/45	9/30 at 100.00	Aa2	2,257,180
13,595	4.000%, 3/15/49	9/30 at 100.00	Aa2	15,273,846
5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa2	5,617,450
	Series 2020C, 4.000%, 3/15/49
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital	7/22 at 100.00	N/R (4)	2,268,432
	Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,358,320
	Seventy Ninth Series 2013, 5.000%, 12/01/38
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eigth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	8,584,969
3,710	6.000%, 12/01/42	12/20 at 100.00	BBB	3,725,100
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	AA–	10,692,170
	Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 7.084%, 11/15/21, 144A (IF) (5)
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	5,684,400
	Refunding Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
	Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	8,336,113
1,105	0.000%, 11/15/32	No Opt. Call	A+	830,651
5,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	5,195,550
335,395	Total New York			365,713,253
	North Carolina – 8.6% (5.5% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University
	General Revenue Bonds, Series 2013:
2,950	5.000%, 4/01/33	4/22 at 100.00	BBB+	3,057,380
1,000	5.125%, 4/01/43	4/22 at 100.00	BBB+	1,031,770
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series	4/22 at 100.00	AA– (4)	1,221,051
	2012A, 5.000%, 4/01/25 (Pre-refunded 4/01/22)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,245,472
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,834,208
4,645	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue	8/29 at 100.00	AA+	5,363,303
	Bonds, Refunding Series 2019A, 4.000%, 8/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds,	8/21 at 100.00	AA+ (4)	$ 2,209,725
	Refunding Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,157,500
730	5.000%, 6/01/31	6/24 at 100.00	AA	843,289
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International	11/20 at 100.00	AA–	5,013,400
	Refunding Series 2010A, 5.000%, 7/01/39
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,	7/21 at 100.00	AA–	1,456,322
	Refunding Series 2011A, 5.000%, 7/01/41
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	AA–	3,287,043
3,000	5.000%, 7/01/28	7/24 at 100.00	AA–	3,437,280
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2017A:
1,365	5.000%, 7/01/42 (UB) (5)	7/27 at 100.00	Aa3	1,608,366
5,390	5.000%, 7/01/47 (UB) (5)	7/27 at 100.00	Aa3	6,302,096
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2,	11/20 at 100.00	AA+	2,412,696
	Refunding Series 2008A, 5.000%, 6/01/33
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014,	12/24 at 100.00	AAA	2,372,589
	5.000%, 12/01/39
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	1,107,837
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,710,880
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018:
2,055	5.000%, 7/01/44	7/28 at 100.00	AAA	2,546,001
16,865	5.000%, 7/01/44 (UB) (5)	7/28 at 100.00	AAA	20,894,554
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/21 at 100.00	AA–	3,019,500
	Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA	1/22 at 100.00	AA–	5,457,060
	Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43
4,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds,	1/29 at 100.00	AA–	4,955,080
	Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series	6/22 at 100.00	Aa3 (4)	2,241,187
	2012B, 5.000%, 6/01/28 (Pre-refunded 6/01/22)
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 100.00	AA (4)	3,904,660
1,250	5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA (4)	1,264,463
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015,	No Opt. Call	AAA	1,055,123
	5.000%, 10/01/26
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%,	6/21 at 100.00	Aa1 (4)	8,840,284
	6/01/41 (Pre-refunded 6/01/21)
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A,	10/23 at 100.00	AA–	5,538,200
	5.000%, 10/01/41
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A,	4/26 at 100.00	AA–	2,777,544
	5.000%, 10/01/29
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student	4/21 at 100.00	A2	1,515,810
	Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series	11/20 at 100.00	AA+	1,053,486
	2009, 5.000%, 4/01/30
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A,	6/27 at 100.00	Aa1	5,370,730
	4.000%, 6/01/47
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series	4/28 at 100.00	AA+	2,456,780
	2018A, 5.000%, 4/01/42

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	$ 590,440
485	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013,	2/23 at 100.00	N/R	495,078
	7.750%, 2/01/24
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,135,737
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,242,379
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	1,066,420
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	A+ (4)	213,284
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012,	5/22 at 100.00	Aa2	1,640,362
	5.000%, 5/01/28
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series	5/22 at 100.00	BBB	4,429,820
	2012, 5.000%, 11/01/41
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/23 at 100.00	A+	556,895
	Center, Refunding Series 2013, 5.000%, 10/01/26
6,140	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	A+	7,158,073
	Center, Series 2017, 5.000%, 10/01/47
1,800	North Carolina Agricultural & Technical State University, General Revenue Bonds,	10/25 at 100.00	A1	2,018,502
	Refunding Series 2015A, 5.000%, 10/01/40
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	531,145
250	5.000%, 3/01/28	3/22 at 100.00	AA+	265,365
500	5.000%, 3/01/29	3/22 at 100.00	AA+	530,315
500	5.000%, 3/01/32	3/22 at 100.00	AA+	529,420
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,295,461
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	4,760,028
	Project, Refunding Series 2016B, 5.000%, 7/01/42
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University
	Project, Series 2015 A:
1,605	5.000%, 10/01/55 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+ (4)	1,964,568
9,485	5.000%, 10/01/55 (Pre-refunded 10/01/25) (UB) (5)	10/25 at 100.00	AA+ (4)	11,609,925
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales
	University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	Baa2	1,650,277
1,000	5.000%, 4/01/33	4/23 at 100.00	Baa2	1,055,950
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	7/26 at 100.00	Aa3	5,586,700
	Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37
2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	1/28 at 100.00	Aa3	3,009,675
	Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist	3/22 at 100.00	BB	4,452,121
	University, Series 2012, 5.000%, 3/01/34
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding
	Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	BBB+ (4)	106,638
180	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	191,729
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A,	7/22 at 100.00	N/R (4)	3,772,965
	5.000%, 1/01/25 (Pre-refunded 7/01/22)
1,385	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1,	1/21 at 100.00	Aa2	1,394,557
	4.500%, 1/01/28
15,855	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex	1/30 at 100.00	A2	17,519,141
	Healthcare, Series 2020A, 4.000%, 7/01/49
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	2,802,606
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalchian	7/21 at 100.00	N/R (4)	2,789,103
	Regional HealthCare System, Series 2011A, 6.500%, 7/01/31 (Pre-refunded 7/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear	10/22 at 100.00	A–	$ 2,536,096
	Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland	1/21 at 100.00	N/R (4)	1,694,834
	County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield	11/26 at 100.00	A	3,031,899
	Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/26 at 100.00	AA	1,517,375
	University Health System, Refunding Series 2016D, 5.000%, 6/01/29
7,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke	6/22 at 100.00	AA (4)	7,524,370
	University Health System, Series 2012A, 5.000%, 6/01/42 (Pre-refunded 6/01/22)
8,275	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	9,309,292
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex	7/25 at 100.00	A2	2,226,560
	Healthcare, Series 2015A, 5.000%, 7/01/44
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake	12/22 at 100.00	A	3,215,280
	Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed,
	Refunding Series 2012A:
2,000	5.000%, 10/01/27	10/22 at 100.00	A2	2,139,600
6,800	5.000%, 10/01/31	10/22 at 100.00	A2	7,224,592
1,500	5.000%, 10/01/38	10/22 at 100.00	A2	1,582,335
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional	6/22 at 100.00	BBB+	3,057,631
	Medical Center, Refunding Series 2012, 5.000%, 6/01/32
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/23 at 100.00	N/R	468,135
	Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33
500	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge	1/27 at 103.00	N/R	522,005
	Project, Refunding Series 2019A, 5.000%, 1/01/39
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding
	Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,836,232
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,750,170
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/26 at 100.00	A	905,836
	Series 2016A, 5.000%, 1/01/30
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%,	10/23 at 100.00	AA (4)	2,293,710
	10/01/42 (Pre-refunded 10/01/23)
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,809,350
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29 (UB) (5)	5/27 at 100.00	AA+	2,520,140
4,000	5.000%, 5/01/30 (UB) (5)	5/27 at 100.00	AA+	5,011,560
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds,	7/21 at 100.00	AA+	8,265,496
	Series 2011, 5.000%, 7/01/41
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital
	Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	Baa3	673,653
800	0.000%, 7/01/30	7/26 at 83.69	Baa3	580,224
850	0.000%, 7/01/31	7/26 at 79.58	Baa3	582,922
2,400	0.000%, 7/01/33	7/26 at 71.99	Baa3	1,475,616
3,160	0.000%, 7/01/36	7/26 at 61.63	Baa3	1,646,771
3,100	0.000%, 7/01/37	7/26 at 58.52	Baa3	1,528,393
1,900	0.000%, 7/01/40	7/26 at 50.36	Baa3	800,071
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	445,544
	5.000%, 7/01/47
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	1,188,630
	Series 2018, 5.000%, 1/01/40
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	BBB	2,579,918
	Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2009B:
$ 150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	BBB	$ 116,472
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	BBB	3,144,575
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	BBB	1,590,197
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	BBB	1,585,270
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	BBB	4,659,458
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	BBB	869,476
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015,	6/25 at 100.00	A2	3,519,043
	5.000%, 6/01/33
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds,
	Refunding Series 2017:
200	5.000%, 10/01/27	No Opt. Call	AA+	257,294
150	5.000%, 10/01/28	10/27 at 100.00	AA+	191,565
400	5.000%, 10/01/30	10/27 at 100.00	AA+	504,596
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	584,760
1,600	5.000%, 3/01/31 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,701,120
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,549,650
3,785	5.000%, 3/01/43 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	4,201,085
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series	3/27 at 100.00	AAA	5,622,300
	2016A, 4.000%, 3/01/46
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,260,890
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+ (4)	1,137,060
	(Pre-refunded 10/01/23)
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,407,567
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,530,922
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA–	785,480
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A	369,468
1,250	4.000%, 9/01/35	9/27 at 100.00	A	1,435,675
1,265	4.000%, 9/01/36	9/27 at 100.00	A	1,448,008
1,000	4.000%, 9/01/37	9/27 at 100.00	A	1,141,490
1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A,	6/29 at 100.00	AA	1,267,772
	4.000%, 6/01/44
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
1,360	5.000%, 2/01/45	No Opt. Call	Aa3	1,986,076
840	5.000%, 2/01/49	No Opt. Call	Aa3	1,262,965
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015,	4/25 at 100.00	A+	903,688
	5.000%, 4/01/45
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A,	10/27 at 100.00	A+	211,109
	5.000%, 10/01/31
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	A+	2,321,712
1,175	5.000%, 4/01/33	4/24 at 100.00	A+	1,314,555
1,385	5.000%, 4/01/35	4/24 at 100.00	A+	1,544,898
4,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017,	10/27 at 100.00	A+	5,686,261
	5.000%, 10/01/42
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017,	4/28 at 100.00	A+	1,757,133
	5.000%, 4/01/31
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000	5.000%, 4/01/32	4/24 at 100.00	A+	1,122,320
3,065	5.000%, 4/01/39	4/24 at 100.00	A+	3,400,280

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 4,765	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018,	4/28 at 100.00	A+	$ 5,726,434
	5.000%, 4/01/43
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,000	4.000%, 10/01/39	10/29 at 100.00	Aa3	1,162,780
1,500	4.000%, 10/01/44	10/29 at 100.00	Aa3	1,718,040
1,845	4.000%, 10/01/49	10/29 at 100.00	Aa3	2,099,186
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series	10/25 at 100.00	Aa3	1,428,575
	2015A, 5.000%, 10/01/45
345,435	Total North Carolina			372,398,793
	North Dakota – 1.1% (0.7% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center	7/22 at 100.00	N/R (4)	5,403,443
	Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (4)	1,583,445
3,910	6.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	A+ (4)	4,137,171
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/21 at 100.00	Baa2	1,036,010
	Obligated Group, Series 2012, 5.000%, 12/01/35
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2017A:
1,000	5.000%, 12/01/37	12/27 at 100.00	Baa2	1,108,500
8,525	5.000%, 12/01/42	12/27 at 100.00	Baa2	9,330,698
7,070	4.000%, 12/01/47	12/27 at 100.00	Baa2	7,354,709
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	916,002
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley	No Opt. Call	N/R	529,835
	Homes Obligated Group, Series 2016A, 5.125%, 12/01/24
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
11,065	5.000%, 6/01/43	6/28 at 100.00	BBB–	12,117,835
2,610	5.000%, 6/01/48	6/28 at 100.00	BBB–	2,837,227
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	624,800
	Project, Series 2013, 7.750%, 9/01/38 (6)
44,595	Total North Dakota			46,979,675
	Ohio – 6.9% (4.5% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	Baa2	3,524,491
8,255	5.250%, 11/15/46	11/26 at 100.00	Baa2	9,568,618
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/22 at 100.00	A1	333,533
	Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,
	Refunding and Improvement Series 2012A:
860	4.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	907,016
650	5.000%, 5/01/33 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	695,214
800	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	A+ (4)	855,648
11,440	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding &	11/24 at 100.00	A+	12,654,585
	Improvement Series 2015A, 5.000%, 11/01/43
8,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	9,675,338
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B,	6/27 at 100.00	A+	3,211,285
	5.000%, 6/01/42
25,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	3,587,389
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 990	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	$ 1,073,922
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
42,115	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	45,091,267
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	N/R (4)	15,926,176
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities	1/29 at 100.00	AA	5,660,600
	Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/46
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
7,060	5.000%, 12/01/51	6/23 at 100.00	A1	7,732,889
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	11,755,416
5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities	6/26 at 100.00	AA	5,826,120
	Construction & Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	6,185,320
	Project, Series 2013, 5.000%, 6/15/43
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	5/22 at 100.00	Aa2	1,527,204
	Improvement Series 2012A, 5.000%, 11/01/42
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	Aa2 (4)	6,657,872
	5.000%, 11/15/41 (Pre-refunded 11/15/21)
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB–	1,603,920
1,120	5.000%, 1/01/52	1/27 at 100.00	BBB–	1,194,424
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	BBB–	3,637,247
6,000	5.000%, 1/01/51	1/26 at 100.00	BBB–	6,357,360
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien
	Series 2013A:
6,920	5.000%, 1/01/38 (Pre-refunded 1/01/23)	1/23 at 100.00	Aa3 (4)	7,626,394
14,850	5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (5)	1/23 at 100.00	Aa3 (4)	16,365,888
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
875	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	Aa3 (4)	1,232,280
1,050	17.685%, 1/01/38, 144A (Pre-refunded 1/01/23) (IF) (5)	1/23 at 100.00	Aa3 (4)	1,478,736
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	Baa3 (4)	2,440,695
	2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)
5,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/28 at 100.00	A2	5,963,800
	Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/45
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	8,135,280
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding	11/24 at 100.00	AA+ (4)	24,944,640
	& Improvement Series 2014, 5.000%, 11/15/49 (Pre-refunded 11/15/24)
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A2	11,078,140
	2018A, 5.000%, 12/01/48
19,515	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	A+ (4)	21,595,689
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
7,550	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	9,139,728
	Convertible Series 2013A-3, 0.000%, 2/15/36 (7)
9,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/28 at 100.00	A+	9,949,050
	Series 2018A, 4.000%, 2/15/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 4,255	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	$ 5,025,070
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	141,175
130	6.000%, 12/01/42	12/22 at 100.00	BB–	134,287
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	Aa3	5,280,950
	Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	3,833,278
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
289,085	Total Ohio			299,607,934
	Oklahoma – 0.3% (0.2% of Total Investments)
1,165	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019,	9/29 at 100.00	Baa1	1,353,928
	5.000%, 9/01/45
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
2,205	5.250%, 8/15/48	8/28 at 100.00	BB+	2,547,679
2,700	5.500%, 8/15/52	8/28 at 100.00	BB+	3,145,878
4,570	5.500%, 8/15/57	8/28 at 100.00	BB+	5,306,821
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,202,693
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
11,765	Total Oklahoma			13,556,999
	Oregon – 1.9% (1.2% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred
	Interest Series 2017A:
760	5.000%, 6/15/38 (7)	6/27 at 100.00	Aa1	917,738
2,750	5.000%, 6/15/39 (7)	6/27 at 100.00	Aa1	3,312,788
1,185	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc,	11/25 at 102.00	N/R	1,257,901
	Series 2020A, 5.375%, 11/15/55
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,595,632
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,071,780
2,000	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A, 4.000%, 8/01/49	8/30 at 100.00	AA–	2,331,320
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	8,456,574
	5.000%, 6/01/46
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
6,275	5.000%, 10/01/35	10/26 at 100.00	BBB+	7,269,399
140	5.000%, 10/01/46 (Pre-refunded 10/01/26)	10/26 at 100.00	N/R (4)	175,906
2,120	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,402,130
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien	11/23 at 100.00	Aa1 (4)	10,156,558
	Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
30,870	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series	5/29 at 100.00	A+	34,016,888
	2019A, 4.000%, 5/15/49
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project,	5/26 at 100.00	A+	6,048,274
	Refunding Series 2016A, 5.000%, 5/15/46
70,690	Total Oregon			80,012,888
	Pennsylvania – 4.8% (3.1% of Total Investments)
15,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	17,493,300
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
1,790	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B,	12/30 at 100.00	A+	2,074,216
	4.000%, 6/01/50

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water
	Revenue Bonds, Series 1998:
$ 3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	A2	$ 3,093,125
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	3,064,625
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	3,041,640
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,966,236
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,846,850
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,506,476
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,648,670
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/27 at 100.00	A+	1,412,688
	Medical Center Project, Series 2018A, 5.000%, 11/15/42
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	1,107,929
	Settlement, Series 2018, 5.000%, 6/01/34
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle	6/22 at 100.00	A	2,258,833
	Health System Project, Series 2012A, 5.000%, 6/01/42
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System	7/27 at 100.00	A	32,051,496
	Revenue Bonds, Series 2017, 5.000%, 7/01/42
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue	No Opt. Call	A1	1,342,173
	Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A:
1,315	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,375,714
2,685	4.625%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	2,808,966
4,915	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	4,821,861
	Community, Series 2017A, 5.000%, 12/01/47
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	3,589,466
5,180	0.000%, 12/01/32	No Opt. Call	A	4,011,185
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
4,310	5.125%, 12/01/47	12/23 at 100.00	A	4,797,892
4,960	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	5,679,448
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	6,230,318
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	1,075,280
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/44
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1	5,222,500
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	11/20 at 100.00	N/R	157,552
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 1.250%, 12/31/23
192	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	47,999
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%,
	12/31/23 (cash 5.000%, PIK 5.000%)
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing	11/22 at 100.00	Ba1	1,572,670
	Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1,
	4.000%, 11/01/32
5,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	6,714,883
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special
	Revenue Bonds, Subordinate Series 2010A1&2:
1,250	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,255,150
5,725	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	A (4)	5,748,816

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2011B:
$ 965	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	$ 1,012,362
1,035	5.000%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	A2 (4)	1,088,116
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2013A:
1,105	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,212,251
2,010	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (4)	2,205,091
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	21,669,711
	2009E, 6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,422,400
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	A1	7,436,630
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	24,394,755
	6.250%, 6/01/33 – AGM Insured
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities,	7/27 at 100.00	BB	1,455,476
	Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series
	2017A, 5.000%, 7/01/37
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	7/22 at 100.00	Ba1	533,957
	Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	No Opt. Call	A1 (4)	4,428,397
	8/01/27 – AMBAC Insured (ETM)
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31	12/21 at 100.00	AA (4)	1,185,750
	(Pre-refunded 12/01/21) – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	1,914,502
	Series 2012B, 4.000%, 1/01/33
187,327	Total Pennsylvania			208,977,355
	Puerto Rico – 0.9% (0.6% of Total Investments)
3,997	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust	No Opt. Call	N/R	767,454
	Unit, Series 2007 Sr. Bond, 0.000%, 8/01/54
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS,	11/20 at 100.00	D	629,813
	5.000%, 7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%,	No Opt. Call	D	1,032,340
	7/01/24 – NPFG Insured
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	1,339,752
	5.250%, 7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,075,480
	5.250%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,633	4.550%, 7/01/40	7/28 at 100.00	N/R	5,877,022
17,692	5.000%, 7/01/58	7/28 at 100.00	N/R	18,848,172
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,621	4.329%, 7/01/40	7/28 at 100.00	N/R	1,667,652
5,272	4.329%, 7/01/40	7/28 at 100.00	N/R	5,423,728
38,145	Total Puerto Rico			36,661,413
	Rhode Island – 0.7% (0.5% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	1,454,429
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/20 at 15.49	CCC–	26,962,438
	Bonds, Series 2007A, 0.000%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A	2,593,785
	5.000%, 10/01/40
177,940	Total Rhode Island			31,010,652

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 4.1% (2.7% of Total Investments)
$ 3,050	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019,	7/29 at 100.00	A	$ 3,656,554
	5.000%, 7/01/43
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A	1,481,759
6,820	5.000%, 11/01/46	5/26 at 100.00	A	7,776,573
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	22,342,999
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	12,392,283
1,370	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	1,488,149
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 5.000%, 4/01/54
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod
	Health Projects, Refunding & Improvement Series 2018:
19,130	5.000%, 11/01/43	5/28 at 100.00	AA–	22,756,474
7,580	5.000%, 11/01/48	5/28 at 100.00	AA–	8,924,995
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto	8/21 at 100.00	AA (4)	392,303
	Health, Refunding Series 2011A, 6.500%, 8/01/39 (Pre-refunded 8/01/21) – AGM Insured
10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	11,610,900
	Series 2016B, 5.000%, 12/01/56
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	22,643,757
	Improvement Series 2015A, 5.000%, 12/01/50
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2014C:
3,850	5.000%, 12/01/39	12/24 at 100.00	A–	4,359,239
4,000	5.000%, 12/01/46	12/24 at 100.00	A–	4,489,040
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series	12/23 at 100.00	A–	7,475,450
	2013A, 5.125%, 12/01/43
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A–	2,212,360
17,240	5.500%, 12/01/54	6/24 at 100.00	A–	19,358,624
17,170	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	20,620,827
4,500	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Revenue	4/22 at 100.00	A3	4,716,765
	Bonds, Refunding Series 2012A, 5.000%, 4/15/32
167,575	Total South Carolina			178,699,051
	South Dakota – 1.1% (0.7% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	BB	3,054,390
3,150	5.125%, 11/01/47	11/26 at 100.00	BB	3,210,984
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	A1	9,650,520
	System, Series 2014, 5.000%, 7/01/44
5,205	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	6,045,035
	Refunding Series 2017, 5.000%, 7/01/46
11,200	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	12,281,584
	Health, Inc, Series 2020A, 4.000%, 9/01/50
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	4,003,067
	Series 2014B, 5.000%, 11/01/44
8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	9,458,113
	Series 2015, 5.000%, 11/01/45
43,180	Total South Dakota			47,703,693
	Tennessee – 1.0% (0.6% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	11,767,730
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	Baa1	$ 2,611,858
	Ballad Health, Series 2018A, 5.000%, 7/01/35
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	8/22 at 100.00	Baa1	2,149,975
	Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42
55	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue	7/23 at 100.00	N/R (4)	55,895
	Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
	7/01/25 (Pre-refunded 7/01/23) – NPFG Insured
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,690,400
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	1,104,360
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc, Series 2017:
445	5.000%, 4/01/31	4/27 at 100.00	BBB	520,401
1,755	5.000%, 4/01/36	4/27 at 100.00	BBB	2,016,758
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	2,340,366
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	1,043,780
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	7/26 at 100.00	Aa1	12,569,920
	Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46
37,395	Total Tennessee			41,871,443
	Texas – 12.0% (7.7% of Total Investments)
18,000	Arlington, Texas, Special Tax Revenue Bonds, Senior Lien Series 2018A, 5.000%, 2/15/48 –	2/28 at 100.00	A1	20,657,520
	AGM Insured
4,000	Austin, Texas, Airport System Revenue Bonds, Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A	4,831,320
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	17,278,291
	11/15/45 (UB) (5)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	Baa2	802,670
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	Baa1 (4)	1,462,721
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
2,080	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	2,098,554
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	1,009,290
6,940	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa1 (4)	7,007,249
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1	8,690,307
	5.000%, 1/01/45
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,955,492
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,014,740
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties,	No Opt. Call	Aaa	2,477,150
	Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	11/21 at 100.00	A	6,579,398
	Improvement Series 2012C, 5.000%, 11/01/45
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	170,878
	2014A, 5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds,	8/26 at 100.00	Aaa	4,462,385
	School Building Series 2017, 5.000%, 8/15/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
6,545	4.000%, 10/01/39	4/30 at 100.00	A2	7,670,936
2,100	4.000%, 10/01/45	4/30 at 100.00	A2	2,408,889
2,500	4.000%, 10/01/49	4/30 at 100.00	A2	2,850,400

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate
	Lien Series 2013B:
$ 15,000	5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (5)	10/23 at 100.00	AA (4)	$ 17,055,900
16,920	5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (4)	19,239,055
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	6,458,259
	Lien Series 2018A Tela Supported, 5.000%, 10/01/48
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	10,234,924
	Option Bond Trust 2015-XF0228, 17.898%, 11/01/44, 144A (Pre-refunded 10/01/23) (IF) (5)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	3,060,423
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,647,027
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	Aa2	16,824,262
2,000	4.000%, 8/15/48	2/28 at 100.00	Aa2	2,247,300
4,040	Harris County, Texas, Toll Road Revenue Bonds, Tender Options Bond Trust 2015-XF2184,	No Opt. Call	AAA	8,070,587
	14.314%, 8/15/28 – AGM Insured, 144A (IF) (5)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	524,557
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	995,937
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	1,051,897
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,721,193
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	3,692,941
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	2,031,421
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	721,020
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A	2,369,780
2,710	5.000%, 7/01/48	7/28 at 100.00	A	3,187,014
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B,	7/22 at 100.00	A (4)	4,900,896
	5.000%, 7/01/31 (Pre-refunded 7/01/22)
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%,	No Opt. Call	A	1,132,679
	7/01/24 – AGM Insured
6,000	Houston, Texas, Combined Utility System Revenue Bonds, First Lien Series 2011D, 5.000%,	11/21 at 100.00	AA (4)	6,295,860
	11/15/40 (Pre-refunded 11/15/21)
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,452,034
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A	9,991,005
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,234,611
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A+	2,960,348
	Refunding Series 2012A, 5.000%, 8/01/46
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011,	3/21 at 100.00	Aa3 (4)	2,377,089
	5.000%, 3/01/41 (Pre-refunded 3/01/21) – AGM Insured
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,216,972
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,408,600
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB	3,008,370
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	9,523,676
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,950,809
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,975,662

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2017:
$ 16,285	5.000%, 1/01/36	1/27 at 100.00	A3	$ 19,200,504
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	A2	11,839,068
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	2,285,346
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,965,572
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue	11/24 at 102.00	BB+	899,122
	Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	A2	4,502,098
	12/15/36 – AGM Insured
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	2,556,349
7,990	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	11,766,793
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	4,806,000
	Appreciation Series 2008I, 6.500%, 1/01/43
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,924,315
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A+	11,034,527
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	13,891,365
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018,	1/28 at 100.00	A	5,891,250
	5.000%, 1/01/48
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	7,277,150
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,620,840
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,613,800
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	2,312,348
	Edward’s University Project, Series 2016, 4.000%, 6/01/36
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	11/21 at 100.00	AA– (4)	2,526,258
	Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3	3,782,725
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	8/23 at 100.00	AA–	4,359,280
	Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,932,250
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,
	Series 2012:
14,815	5.000%, 12/15/27	12/22 at 100.00	BBB+	15,947,607
7,925	5.000%, 12/15/28	12/22 at 100.00	BBB+	8,506,378
6,550	5.000%, 12/15/30	12/22 at 100.00	BBB+	6,997,168
2,340	5.000%, 12/15/32	12/22 at 100.00	BBB+	2,489,198
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
1,805	4.000%, 12/31/37	12/30 at 100.00	BBB–	2,028,730
2,500	4.000%, 6/30/38	12/30 at 100.00	BBB–	2,800,075
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement	4/22 at 100.00	AAA	2,667,900
	Series 2012A, 5.000%, 4/01/31 (Pre-refunded 4/01/22)
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/22 at 100.00	A3 (4)	19,263,384
	First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A3	8,306,314
	First Tier Series 2015B, 5.000%, 8/15/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
$ 3,650	5.000%, 8/15/33	8/24 at 100.00	Baa1	$ 4,136,107
6,385	5.000%, 8/15/37	8/24 at 100.00	Baa1	7,186,956
44,120	5.000%, 8/15/42	8/24 at 100.00	Baa1	49,293,070
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,796,720
	2002A, 0.000%, 8/15/25 – AMBAC Insured
8,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/29 at 100.00	AAA	9,307,280
	Trust Series 2019A, 4.000%, 10/15/54
481,105	Total Texas			518,704,145
	Utah – 0.5% (0.3% of Total Investments)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A2	4,187,450
1,975	5.000%, 7/01/47	7/27 at 100.00	A2	2,305,220
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A2	4,740,880
	5.000%, 7/01/48
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter
	Academies Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,176,910
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,697,998
2,040	5.000%, 10/15/48	10/27 at 100.00	AA	2,356,669
3,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020A,	5/30 at 100.00	AA+	3,463,560
	4.000%, 5/15/43
17,895	Total Utah			20,928,687
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	1,080,100
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	11,293,400
11,000	Total Vermont			12,373,500
	Virginia – 2.9% (1.9% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
1,385	4.000%, 7/01/39	7/30 at 100.00	A+	1,605,270
670	4.000%, 7/01/40	7/30 at 100.00	A+	774,004
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	434,833
	Appreciation Series 2012B, 0.000%, 7/15/40 (7)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	4,461,320
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (5)
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours	11/22 at 100.00	N/R (4)	1,964,322
	Health System Obligated Group, Series 2013, 5.000%, 11/01/30 (Pre-refunded 11/01/22)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B:
12,455	4.000%, 10/01/44	10/29 at 100.00	Baa2	13,683,063
5,000	5.000%, 10/01/47	10/29 at 100.00	Baa2	5,938,700
13,710	4.000%, 10/01/49	10/29 at 100.00	Baa2	14,962,683
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	4/22 at 100.00	Baa1	12,460,526
	Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A,
	5.000%, 10/01/53
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	A3	4,435,900
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%,
	10/01/36 – AGC Insured
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	A3	39,984,960
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	Baa1	$ 23,205,960
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities	11/22 at 100.00	AA–	2,086,280
	Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series
	2013B, 4.000%, 11/01/33
110,410	Total Virginia			125,997,821
	Washington – 3.0% (2.0% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/26 at 100.00	Aa1	8,436,750
	Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-	No Opt. Call	Aa3	11,537,360
	Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
4,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/30 at 100.00	AA–	4,790,240
	Refunding Series 2020A, 4.000%, 7/01/39
8,075	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/28 at 100.00	A2	9,262,106
	Bonds, Refunding Series 2018, 5.000%, 12/01/43
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/26 at 100.00	A–	4,863,978
	Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	15,674,100
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	A+	3,351,810
	5.000%, 4/01/40
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series	12/23 at 100.00	AA (4)	1,428,600
	2014, 5.000%, 12/01/44 (Pre-refunded 12/01/23)
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+	12,975,928
	Bonds, Series 2013A, 5.000%, 12/01/38
5,250	Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	Aa2	5,987,415
8,310	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A2 (4)	8,381,715
	Research Center, Series 2011A, 5.625%, 1/01/35 (Pre-refunded 1/01/21)
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical	12/20 at 100.00	N/R (4)	4,433,190
	Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,244,360
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,387,800
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	3,368,965
	Refunding Series 2012B, 5.000%, 10/01/30
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	10/22 at 100.00	Aa2	8,745,527
	Series 2012A, 5.000%, 10/01/42
2,325	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	BBB	2,359,061
	Bonds, Series 2018, 4.000%, 7/01/58
2,410	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,589,159
	University, Series 2020, 4.000%, 5/01/50
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,	1/25 at 102.00	BB	511,670
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%,
	1/01/46, 144A
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	8,250,480
	6/01/28 – FGIC Insured
124,850	Total Washington			131,580,214

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 1.0% (0.7% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United
	Health System Obligated Group, Refunding & Improvement Series 2013A:
$ 3,000	5.375%, 6/01/38	6/23 at 100.00	A	$ 3,249,840
16,845	5.500%, 6/01/44	6/23 at 100.00	A	18,229,659
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	10,616,940
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	4,110,470
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42
1,050	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail	No Opt. Call	N/R	1,080,104
	and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	AA–	6,601,632
	4.000%, 6/01/42
39,145	Total West Virginia			43,888,645
	Wisconsin – 3.0% (2.0% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A (6)	No Opt. Call	N/R	1,073
42	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	1,015
42	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	990
42	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	959
41	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	906
45	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	972
1,163	0.000%, 7/01/51, 144A (6)	3/28 at 100.00	N/R	731,962
45	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	926
44	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	893
44	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	860
43	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	828
43	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	800
42	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	770
42	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	740
42	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	718
41	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	688
41	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	656
40	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	633
40	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	609
39	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	591
39	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	565
39	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	528
501	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	6,366
2,000	Public Finance Authority of Wisconsin, Retirement Communities Revenue Bonds, ACTS	11/27 at 103.00	A–	2,343,960
	Retirement – Life Communities, Inc Obligated Group, Series 2020A, 5.000%, 11/15/41
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	6,585,600
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,524,042
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA–	4,401,678
	2013A, 5.000%, 4/01/38
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health	10/22 at 100.00	AA	1,076,012
	Inc Obligated Group, Series 2012A, 5.000%, 4/01/42
18,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic	2/27 at 100.00	A–	20,756,907
	Health System, Inc, Series 2017C, 5.000%, 2/15/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,
	Series 2012B:
$ 1,000	5.000%, 2/15/27	2/22 at 100.00	A–	$ 1,046,270
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,045,540
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	4,908,301
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,274,900
	Series 2016B, 5.000%, 2/15/35
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	7,926,035
	Inc, Series 2012, 5.000%, 6/01/39
615	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital	No Opt. Call	A1	651,697
	Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health	8/22 at 100.00	N/R (4)	2,871,832
	Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	A1	1,029,960
	Lutheran, Series 2011A, 5.250%, 10/15/39
5,155	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	5,821,284
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,787,050
	Health Care, Inc, Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Benevolent Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,172,993
955	5.000%, 6/01/41	6/25 at 103.00	N/R	995,931
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30	9/27 at 100.00	BBB–	1,164,270
1,110	5.000%, 9/01/31	9/27 at 100.00	BBB–	1,286,201
1,100	5.000%, 9/01/32	9/27 at 100.00	BBB–	1,264,285
1,725	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,974,556
1,775	5.000%, 9/01/34	9/27 at 100.00	BBB–	2,027,299
1,910	5.000%, 9/01/35	9/27 at 100.00	BBB–	2,168,499
2,065	5.000%, 9/01/36	9/27 at 100.00	BBB–	2,336,837
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	2/26 at 100.00	A–	9,450,895
	Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	5,854,800
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc, Series 2018A:
1,240	5.000%, 9/15/31	9/23 at 100.00	BBB–	1,293,357
7,955	5.000%, 9/15/50	9/23 at 100.00	BBB–	8,120,464
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	A1	11,371,668
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
10,770	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/29 at 100.00	A1	12,018,674
	ThedaCare Inc, Series 2019, 4.000%, 12/15/49
121,128	Total Wisconsin			131,306,845
	Wyoming – 0.3% (0.2% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+	10,256,207
	Series 2013A, 5.000%, 9/01/37
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical
	Center Project, Series 2011B:
2,000	5.500%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,110,020
1,000	6.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,060,160
12,625	Total Wyoming			13,426,387
$ 6,555,596	Total Long-Term Investments (cost $6,081,209,145)			6,713,777,404

NEA	Nuveen AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) October 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Minnesota–0.1% (0.1% of Total Investments)
$ 5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Variable Rate
	Demand Obligations, Series 2018A, 0.120%, 11/15/48 (8)	12/20 at 100.00	VMIG1	$ 5,000,000
$ 5,000	Total Short-Term Investments (cost $5,000,000)			5,000,000
	Total Investments (cost $6,086,209,145) – 155.6%			6,718,777,404
	Floating Rate Obligations – (2.4)%			(102,040,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (3.3)% (9)			(143,409,859)
	MuniFund Preferred Shares, net of deferred offering costs – (22.2)% (10)			(956,185,820)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (29.7)% (11)			(1,283,787,288)
	Other Assets Less Liabilities – 2.0%			85,030,045
	Net Assets Applicable to Common Shares – 100%			$ 4,318,384,482

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 2.1%.
(10)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 14.2%.
(11)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 19.1%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK
Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2020

	NAD	NEA
Assets
Long-term investments, at value (cost $4,752,185,462 and $6,081,209,145, respectively)	$5,213,588,892	$6,713,777,404
Short-term investments, at value (cost approximates value)	—	5,000,000
Cash	263,532	—
Receivable for:
Dividends	533	—
Interest	65,884,129	80,665,360
Investments sold	17,320,000	26,700,000
Other assets	1,274,617	2,140,392
Total assets	5,298,331,703	6,828,283,156
Liabilities
Cash overdraft	—	3,916,633
Floating rate obligations	92,900,000	102,040,000
Payable for:
Dividends	11,924,318	15,545,054
Interest	123,345	127,039
Investments purchased – when-issued/delayed-delivery settlement	1,480,000	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering
costs (liquidation preference $545,500,000 and $143,500,000, respectively)	545,220,708	143,409,859
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $679,000,000 and $958,000,000, respectively)	678,366,149	956,185,820
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $632,000,000 and $1,290,300,000, respectively)	630,176,454	1,283,787,288
Accrued expenses:
Management fees	2,465,298	3,160,822
Trustees fees	856,892	1,145,506
Other	566,391	580,653
Total liabilities	1,964,079,555	2,509,898,674
Net assets applicable to common shares	$3,334,252,148	$4,318,384,482
Common shares outstanding	211,649,043	278,590,267
Net asset value (“NAV”) per common share outstanding	$15.75	$15.50
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,116,490	$2,785,903
Paid-in-surplus	2,916,640,726	3,728,762,545
Total distributable earnings	415,494,932	586,836,034
Net assets applicable to common shares	$3,334,252,148	$4,318,384,482
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2020

	NAD	NEA
Investment Income	$207,967,880	$270,784,233
Expenses
Management fees	28,465,578	36,690,983
Interest expense and amortization of offering costs	25,509,900	28,881,806
Liquidity fees	4,580,941	9,643,938
Remarketing fees	642,533	1,617,320
Custodian fees	454,932	510,214
Trustees fees	129,092	168,525
Professional fees	216,545	326,567
Shareholder reporting expenses	224,785	284,648
Shareholder servicing agent fees	111,683	118,330
Stock exchange listing fees	53,917	75,515
Investor relations expenses	275,483	359,385
Merger expenses	362,453	508,206
Other	175,708	240,918
Total expenses	61,203,550	79,426,355
Net investment income (loss)	146,764,330	191,357,878
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(11,900,124)	(3,608,635)
Change in net unrealized appreciation (depreciation) of Investments	(32,006,896)	(24,512,170)
Net realized and unrealized gain (loss)	(43,907,020)	(28,120,805)
Net increase (decrease) in net assets applicable to common shares from operations	$102,857,310	$163,237,073

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAD		NEA
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/19	10/31/20	10/31/19
Operations
Net investment income (loss)	$146,764,330	$134,446,471	$191,357,878	$173,706,452
Net realized gain (loss) from investments	(11,900,124)	1,593,015	(3,608,635)	1,849,467
Change in net unrealized appreciation (depreciation) of investments	(32,006,896)	294,095,381	(24,512,170)	366,724,900
Net increase (decrease) in net assets applicable to common shares
from operations	102,857,310	430,134,867	163,237,073	542,280,819
Distributions to Common Shareholders
Dividends	(138,980,629)	(129,596,923)	(183,762,876)	(168,666,655)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(138,980,629)	(129,596,923)	(183,762,876)	(168,666,655)
Capital Share Transactions
Common Shares:
Issued in the Merger	159,102,613	—	245,521,737	—
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	159,102,613	—	245,521,737	—
Net increase (decrease) in net assets applicable to common shares	122,979,294	300,537,944	224,995,934	373,614,164
Net assets applicable to common shares at the beginning of period	$3,211,272,854	$2,910,734,910	$4,093,388,548	$3,719,774,384
Net assets applicable to common shares at the end of period	$3,334,252,148	$3,211,272,854	$4,318,384,482	$4,093,388,548

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2020

	NAD	NEA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$102,857,310	$163,237,073
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(778,631,494)	(1,076,825,284)
Proceeds from sales and maturities of investments	771,424,015	1,088,923,464
Proceeds from (Purchase of) short-term investments, net	4,000,000	23,200,000
Payment-in-kind distributions	(68,412)	(13,128)
Taxes paid	(151,388)	(19,269)
Amortization (Accretion) of premiums and discounts, net	(3,140,175)	(10,338,665)
Amortization of deferred offering costs	160,904	687,459
(Increase) Decrease in:
Receivable for dividends	27	—
Receivable for interest	2,792,733	4,116,985
Receivable for investments sold	6,390,257	31,248,510
Other assets	281,904	(74,476)
Increase (Decrease) in:
Payable for interest	(1,324,960)	(400,114)
Payable for investments purchased – regular settlement	(6,296,717)	(65,795,514)
Payable for investments purchased – when-issued/delayed-delivery settlement	1,480,000	—
Payable for offering costs	(109,385)	(95,411)
Accrued management fees	85,030	153,111
Accrued Trustees fees	6,116	30,095
Accrued other expenses	(356,336)	(479,439)
Net realized (gain) loss from:
Investments	11,900,124	3,608,635
Paydowns	(7,908)	(346,118)
Change in net unrealized appreciation (depreciation) of investments	32,006,896	24,512,170
Net cash provided by (used in) operating activities	143,298,541	185,330,084
Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	(2,368,319)	(145,127)
Proceeds from borrowings	9,619,672	17,695,323
(Repayments) of borrowings	(9,619,672)	(17,695,323)
(Repayments of) floating rate obligations	(3,370,000)	(11,250,000)
Cash distributions paid to common shareholders	(137,347,942)	(181,586,829)
Net cash provided by (used in) financing activities	(143,086,261)	(192,981,956)
Net Increase (Decrease) in Cash	212,280	(7,651,872)
Cash at the beginning of period	—	—
Cash acquired in connection with the Merger	51,252	7,651,872
Cash at the end of period	$263,532	$—

Supplemental Disclosure of Cash Flow Information(1)	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$26,433,609	$28,586,427

(1) See Notes to Financial Statements, Note 1 – General Information for more information of the non-cash activities related to the Funds’ Mergers.
See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NAD
Year Ended 10/31:
2020	$15.91	$0.70	$(0.19)	$0.51	$(0.67)	$—	$(0.67)	$—		$15.75	$14.44
2019	14.42	0.67	1.46	2.13	(0.64)	—	(0.64)	—		15.91	14.42
2018	15.41	0.69	(0.99)	(0.30)	(0.69)	—	(0.69)	—	*	14.42	12.41
2017	15.75	0.73	(0.29)	0.44	(0.78)	—	(0.78)	—		15.41	13.86
2016	15.44	0.71	0.45	1.16	(0.85)	—	(0.85)	—		15.75	14.19

NEA
Year Ended 10/31:
2020	15.58	0.69	(0.11)	0.58	(0.66)	—	(0.66)	—		15.50	14.33
2019	14.16	0.66	1.40	2.06	(0.64)	—	(0.64)	—		15.58	14.20
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—	*	14.16	12.13
2017	15.36	0.71	(0.26)	0.45	(0.74)	—	(0.74)	—		15.07	13.57
2016	14.82	0.72	0.58	1.30	(0.76)	—	(0.76)	—		15.36	13.75

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

3.27%	4.89%	$3,334,252	1.87%	4.47%	15%
15.03	21.78	3,211,273	2.45	4.35	8
(2.03)	(5.69)	2,910,735	2.34	4.57	20
3.01	3.26	3,110,034	1.95	4.84	18
7.54	6.88	3,179,168	1.90	4.64	11

3.84	5.74	4,318,384	1.85	4.46	16
14.81	22.78	4,093,389	2.40	4.41	8
(1.62)	(5.84)	3,719,774	2.29	4.63	11
3.16	4.21	3,959,861	1.94	4.80	15
8.84	9.33	4,037,193	1.77	4.59	12

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2020	0.94%	2020	0.94%
2019	1.50	2019	1.47
2018	1.39	2018	1.35
2017	1.00	2017	1.00
2016	0.90	2016	0.78

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	AMTP Shares at the End of Period		MFP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		AMTP, MFP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share(a)	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAD
Year Ended 10/31:
2020	$545,500	$279,599	$679,000	$279,599	$—	$—	$632,000	$279,599	$2.80
2019	545,500	279,954	607,000	279,954	—	—	632,000	279,954	2.80
2018	—	—	607,000	263,112	545,500	263,112	632,000	263,112	2.63
2017	—	—	—	—	952,500	296,279	632,000	296,279	2.96
2016	—	—	—	—	952,500	300,642	632,000	300,642	3.01

NEA
Year Ended 10/31:
2020	143,500	280,550	958,000	280,550	—	—	1,290,300	280,550	2.81
2019	—	—	958,000	282,066	—	—	1,290,300	282,066	2.82
2018	—	—	958,000	265,448	—	—	1,290,300	265,448	2.65
2017	—	—	—	—	773,000	291,919	1,290,300	291,919	2.92
2016	—	—	—	—	773,000	295,667	1,290,300	295,667	2.96

(a)
NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares were as follows:

Asset
Coverage
Per
$1,000
NEA	Share
Series D
Year Ended 10/31:
2020	$2,805
2019	2,800
2018	—
2017	—
2016	—

See accompanying notes to financial statements.

Notes to

Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
●	Nuveen Quality Municipal Income Fund (NAD)
●	Nuveen AMT-Free Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
The end of the reporting period for the Funds is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the ”current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During August 2020, the Funds’ Board of Trustees (the “Board”) approved a merger for each Fund included in this report. The mergers are intended to create larger funds with lower operating expenses and increased trading volume on the exchange for common shares. The approved mergers are as follows:

Target Funds	Acquiring Funds
Nuveen Maryland Quality Municipal Income Fund (NMY)	NAD
Nuveen Michigan Quality Municipal Income Fund (NUM)	NEA

The mergers of NMY into NAD and NUM into NEA are subject to customary conditions, including shareholder approval at annual shareholder meetings.
Effective prior to the opening of business on February 18, 2020, Nuveen Texas Quality Municipal Income Fund (NTX) (a “Target Fund”) was merged into NAD (an “Acquiring Fund”) and effective prior to the opening of business on November 18, 2019, Nuveen North Carolina Quality Municipal Income Fund (NNC) (a “Target Fund”) was merged into NEA (an “Acquiring Fund”) (each a “Merger” and collectively the “Mergers”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of each Merger, each Target Fund transferred its assets to its respective Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of their respective Acquiring Fund. Holders of common shares of each Target Fund received newly issued common shares of their respective Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to each Merger (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of each Target Fund receive on a one-for-one basis newly issued preferred shares of their respective Acquiring Fund, in exchange for preferred shares of each Target Fund held immediately prior to each Merger. Details of each Merger are further described in Note 9 – Fund Mergers.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Notes to Financial Statements (continued)
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-4, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAD	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$5,213,060,393	$—	$5,213,060,393
Investment Companies	528,499	—	—	528,499
Total	$528,499	$5,213,060,393	$—	$5,213,588,892

NEA
Long-Term Investments:
Municipal Bonds*	$—	$6,713,777,404	$—	$6,713,777,404
Short-Term Investments:
Municipal Bonds*	—	5,000,000	—	5,000,000
Total	$—	$6,718,777,404	$—	$6,718,777,404

*	Refer to the Fund’s Portfolio of Investments for state classifications.

Notes to Financial Statements (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$92,900,000	$102,040,000
Floating rate obligations: externally-deposited Inverse Floaters	49,340,000	102,085,000
Total	$142,240,000	$204,125,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$95,984,563	$104,970,328
Average annual interest rate and fees	1.30%	1.25%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$66,470,000	$99,025,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	38,265,000	95,430,000
Total	$104,735,000	$194,455,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAD	NEA
Purchases	$778,631,494	$1,076,825,284
Sales and maturities	771,424,015	1,088,923,464

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed

Notes to Financial Statements (continued)
delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAD		NEA
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/20	10/31/19	10/31/20	10/31/19
Common shares:
Issued in the Merger	9,784,676	—	15,869,620	—

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, NAD and NEA had $545,220,708 and $143,409,859 of AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
NEA	2028*	1,435	$143,500,000

* AMTP Shares issued in connection with the Merger.
Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAD	360-day	2028	December 1, 2028**	November 30, 2019
	360-day	2028-1	December 1, 2028**	November 30, 2019
NEA	360-day	2028	December 1, 2028**	November 30, 2019

** Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA***
Average liquidation preference of AMTP Shares outstanding	545,500,000	143,500,000
Annualized dividend rate	1.63%	1.58%

*** For the period November 18, 2019 (Merger date) through October 31, 2020.

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

Notes to Financial Statements (continued)
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider with, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with each Fund’s offering of MFP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NAD and NEA had $678,366,149 and $956,185,820 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NAD	A	6,070	$607,000,000	January 3, 2028	VRM	January 3, 2028**
	B*	720	72,000,000	September 1, 2047	VRM	September 28, 2022
NEA	A	1,850	$185,000,000	February 3, 2048	VRM	February 3, 2048**
	B	3,350	335,000,000	March 2, 2028	VRM	March 2, 2028**
	C	2,380	238,000,000	March 2, 2028	VRDM	March 2, 2028**
	D	200,000	200,000,000	March 1, 2029	VRRM	N/A

*   MFP Shares issued in connection with the Merger.
**  Subject to earlier termination by either the Fund or the shareholder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of MFP Shares outstanding	$657,557,377	$958,000,000
Annualized dividend rate	1.39%	1.42%

Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAD and NEA had $630,176,454 and $1,283,787,288 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10	267,500,000	September 11, 2026
	3	1,277	0.10	127,700,000	September 11, 2026
NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	2	1,309	0.10	130,900,000	December 1, 2040
	3	3,509	0.05	350,900,000	March 1, 2040
	4	4,895	0.10	489,500,000	September 11, 2026
	5	1,000	0.10	100,000,000	October 1, 2046

* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,290,300,000
Annualized dividend rate	0.88%	0.82%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2020
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Merger	2028	1,435	143,500,000

	Year Ended
	October 31, 2019
NAD	Series	Shares	Amount
AMTP Shares issued	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
Net increase (decrease)		5,455	$545,500,000

Notes to Financial Statements (continued)
Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2020
NAD	Series	Shares	Amount
MFP Shares issued in connection with the Merger	B	720	$72,000,000

	Year Ended October 31, 2019
NEA	Series	Shares	Amount
MFP Shares issued	D	200,000	$ 200,000,000
MFP Shares redeemed	B	(2,000)	(200,000,000)
Net increase (decrease)		198,000	$ —

Transactions VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2019
NAD	Series	Shares	Amount
VMTP Shares redeemed	2019	(3,370)	$(337,000,000)
	2019-1	(2,085)	(208,500,000)
Net increase (decrease)		(5,455)	$(545,500,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.

	NAD	NEA
Tax cost of investments	$4,655,574,902	$5,976,302,914
Gross unrealized:
Appreciation	$480,978,366	$649,060,419
Depreciation	(15,863,300)	(8,627,106)
Net unrealized appreciation (depreciation) of investments	$465,115,066	$640,433,313

Permanent differences, primarily due to federal taxes paid, paydowns, nondeductible offering costs, distribution reallocations, nondeductible reorganization expenses, reorganization adjustments and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2020, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2020, the Funds’ tax year end, were as follows:

	NAD	NEA
Undistributed net tax-exempt income[1]	$15,583,764	$19,083,074
Undistributed net ordinary income[2]	1,391,979	1,805,049
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2020, and paid on November 2, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NAD	NEA
Distributions from net tax-exempt income[3]	$163,888,867	$210,634,570
Distributions from net ordinary income[2]	385	246
Distributions from net long-term capital gains	—	—
2019	NAD	NEA
Distributions from net tax-exempt income	$167,683,147	$210,049,046
Distributions from net ordinary income[2]	688,426	2,274,731
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2020, as Exempt Interest Dividends.

As of October 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NAD[4]	NEA[4]
Not subject to expiration:
Short-term	$44,288,986	$41,864,100
Long-term	9,713,774	16,323,771
Total	$54,002,760	$58,187,871

[4]	A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2020, the complex-level fee for each Fund was 0.1572%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAD	NEA
Purchases	$100,794,722	$81,956,281
Sales	92,513,515	75,063,373

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NAD	NEA
Maximum outstanding balance	$9,619,672	$17,695,323

During the Funds’ utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAD	NEA
Utilization period (days outstanding)	2	2
Average daily balance outstanding	$9,619,672	$17,695,323
Average annual interest rate	2.76%	2.76%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Fund Mergers
The Mergers as previously described in Note 1 — General Information were structured to qualify as tax-free mergers under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Mergers, the Target Funds distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Notes to Financial Statements (continued)
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Funds as of the date of the Mergers, were as follows:

NTX
Cost of investments	$216,563,663
Fair value of investments	240,050,174
Net unrealized appreciation (depreciation) of investments	23,486,511
NNC
Cost of investments	$369,683,124
Fair value of investments	395,877,850
Net unrealized appreciation (depreciation) of investments	26,194,726

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Mergers were as follows:

Target Fund – Prior to Merger	NTX
Common shares outstanding	9,958,610
Net assets applicable to common shares	$159,102,613
NAV per common share outstanding	$15.98
Target Fund – Prior to Merger	NNC
Common shares outstanding	16,233,508
Net assets applicable to common shares	$245,521,737
NAV per common share outstanding	$15.12
Acquiring Fund – Prior to Merger	NAD
Common shares outstanding	201,864,367
Net assets applicable to common shares	$3,282,394,250
NAV per common share outstanding	$16.26
Acquiring Fund – Prior to Merger	NEA
Common shares outstanding	262,720,647
Net assets applicable to common shares	$4,064,612,193
NAV per common share outstanding	$15.47
Acquiring Fund – Post Merger	NAD
Common shares outstanding	211,649,043
Net assets applicable to common shares	$3,441,496,863
NAV per common share outstanding	$16.26
Acquiring Fund – Post Merger	NEA
Common shares outstanding	278,590,267
Net assets applicable to common shares	$4,310,133,930
NAV per common share outstanding	$15.47

Pro Forma Results of Operations (Unaudited)
The beginning of the Target Funds’ current fiscal periods were March 1, 2019 for NTX and June 1, 2019 for NNC. Assuming the Mergers had been completed on November 1, 2019, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for each Fund’s current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NAD
Net investment income (loss)	$147,724,019
Net realized and unrealized gains (losses)	(33,292,435)
Change in net assets resulting from operations	114,431,584
Acquiring Fund – Pro Forma Results from Operations	NEA
Net investment income (loss)	$191,712,720
Net realized and unrealized gains (losses)	(27,431,797)
Change in net assets resulting from operations	164,280,923

Because the combined investment portfolios of each Acquiring Fund have been managed as a single integrated portfolio since the Merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations of their respective Acquiring Fund since the Mergers were consummated.
Cost and Expenses
In connection with the Merger, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Merger expenses” on the Statement of Operations.

Shareholder Update (Unaudited)
Current Investment Objectives, Investment Policies and Principal Risks of the Funds
NUVEEN QUALITY MUNICIPAL INCOME FUND (NAD)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
●	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
●
The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

●	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
●
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal income tax. Additionally, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets in a portfolio of securities the income from which is exempt from the federal alternative minimum tax applicable to individuals.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Additionally, as a non-fundamental policy, the Fund:
●
May invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

●
May invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

●	May invest up to 15% of its Managed Assets in inverse floating rate securities.
●
The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change a policy without a shareholder vote. However, with respect to the Fund’s fundamental policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class.
Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
	Income Fund	Municipal Income Fund
Risk	(NAD)	(NEA)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	—
Below Investment Grade Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Distressed Securities Risk	X	X
Duration Risk	X	X
Economic Sector Risk	X	X
Financial Futures and Options Risk	X	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Insurance Risk	X	X
Interest Rate Risk	X	X
Inverse Floating Rate Securities Risk	X	X
Municipal Securities Market Liquidity Risk	X	X
Municipal Securities Market Risk	X	X
Other Investment Companies Risk	X	X
Puerto Rico Municipal Securities Market Risk	X	X
Reinvestment Risk	X	X
Sector and Industry Risk	X	X
Sector Focus Risk	X	X
Special Risks Related to Certain Municipal Obligations	X	X
Swap Transactions Risk	X	X
Tax Risk	X	X
Taxability Risk	X	X
Tobacco Settlement Bond Risk	X	X
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
	Income Fund	Municipal Income Fund
Risk	(NAD)	(NEA)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Economic and Political Events Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Shareholder Update (Unaudited) (continued)
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
●	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
●	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
●	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Shareholder Update (Unaudited) (continued)
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Shareholder Update (Unaudited) (continued)
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2020 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2020) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Shareholder Update (Unaudited) (continued)

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
	Income Fund	Municipal Income Fund
	(NAD)	(NEA)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.48%	37.54%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.59%	2.07%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective
Interest Expense Rate on Leverage	0.60%	0.78%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.95%	-17.25%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.95%	-9.25%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.95%	-1.24%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.04%	6.76%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.04%	14.77%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Quality Municipal Income Fund and the Nuveen AMT-Free Quality Municipal Income Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Mathew Thornton III*	Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Effective November 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)
■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•     Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•     Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•     Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•     Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•     Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•     Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•     Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•     Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•     with respect specifically to closed-end funds, such initiatives also included:
••    Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
••    Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••    Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.  The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund still outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund still outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	150
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	150
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe
College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy and The Gazette Company (media and publishing);
formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	150
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	150
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (telecommunication services) including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	150
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head of
the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	150
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	150
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

■ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer
1958			(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation
333 West Wacker Drive	Board Member	2020	(“FedEx”) (provider of transportation, e-commerce and business services	150
Chicago, IL 60606		Class III	through its portfolio of companies); formerly, Senior Vice President, U.S.
Operations (2006-2018), Federal Express Corporation, a subsidiary of
FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International
Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	150
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees
of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	150
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2020); Managing Director (since 2017),
1963	Chief		formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Administrative	2015
Chicago, IL 6o6o6	Officer

■ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and
901 Marquette Avenue	and Assistant	2013	Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
Minneapolis, MN 55402	Secretary		(since 2018).

■ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel
333 W. Wacker Drive	and Assistant	2017	of Jackson National Asset Management (2012-2017).
Chicago, IL 6o6o6	Secretary

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice
1979			President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	Vice President		Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer	2016

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016- 2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973			Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	Vice President	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.			2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global
1969			Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020),
333 W. Wacker Drive	and Assistant	2008	formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen
Chicago, IL 6o6o6	Secretary		Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior
Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General
Counsel (2008-2016) of Nuveen.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal
8500 Andrew	and Controller	2019	Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
Carnegie Blvd.			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the
Charlotte, NC 28262			CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC;
1956	Vice President		Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-
333 W. Wacker Drive	and Chief	1988	2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary
Chicago, IL 60606	Compliance Officer		(1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020)
Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset
Management LLC; Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital
Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-1020D 1434971-INV-Y-12/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2020	$30,090	$3,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2019	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2020	$ 0	$ 0	$ 0	$ 0
October 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).   PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individual at the Sub-Adviser has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.
Item 8(a)(2).   OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
In addition to the Fund, as of October 31, 2020, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:
Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$10.16 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$117 million

*	Assets are as of October 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).   OWNERSHIP OF NAD SECURITIES AS OF OCTOBER 31, 2020.

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 7, 2021